PROSPECTUS: May 1, 2001
                                     ACACIA NATIONAL LIFE INSURANCE COMPANY LOGO
                                                Acacia National Variable Annuity
                                                             Separate Account II
Acacia Allocator Annuity (sm)
Flexible Premium
Deferred Variable Annuity Policy
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    This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, invest on a tax-deferred basis and meet long-term financial goals. As an annuity, it also provides you with several ways to receive regular income from your investment. A low minimum first year premium of at least $300 is required. Further investment is optional.

    You may allocate all or part of your investment among variable investment options (where you have the investment risk, including possible loss of principal) with allocated indirect interests in non-publicly traded portfolios from these series funds:

                      Series Fund issuing the Subaccount
 Referred to as:            underlying portfolios:                  Portfolio Advisor
------------------- --------------------------------------- -----------------------------------
ALGER               The Alger American Fund                 FRED ALGER MANAGEMENT, INC.
------------------- --------------------------------------- -----------------------------------
CALVERT SOCIAL      Calvert Variable Series, Inc. Calvert   CALVERT ASSET MANAGEMENT COMPANY,
                    Social Portfolios                       INC.
------------------- --------------------------------------- -----------------------------------
DEUTSCHE            Deutsche Asset Management VIT Funds     DEUTSCHE ASSET MANAGEMENT, INC.
------------------- --------------------------------------- -----------------------------------
FIDELITY            Variable Insurance Products: Service    FIDELITY MANAGEMENT & RESEARCH
                    Class 2                                 COMPANY
------------------- --------------------------------------- -----------------------------------
NEUBERGER BERMAN    Neuberger Berman Advisers Management    NEUBERGER BERMAN MANAGEMENT INC.
                    Trust
------------------- --------------------------------------- -----------------------------------
OPPENHEIMER         Oppenheimer Variable Account Funds      OPPENHEIMER FUNDS, INC.
------------------- --------------------------------------- -----------------------------------
TEMPLETON           Franklin Templeton Variable Insurance   TEMPLETON INVESTMENT COUNSEL, LLC
                    Products Trust
------------------- --------------------------------------- -----------------------------------
VAN ECK             Van Eck Worldwide Insurance Trust       VAN ECK ASSOCIATES

or you may allocate all or part of your investment to a Fixed Account fixed interest rate option (where we have the investment risk and guarantee a certain return on your investment).

 Please Read this  Prospectus  Carefully  and Keep It for
 Future  Reference.  It provides  information  you should
 consider before investing in a Policy.  Prospectuses for
 the  portfolios   underlying  the  Subaccount   variable
 investment options are available without charge from your sales representative or from our Service Center.


    A Statement of Additional Information and other information about us and the Policy, with the same date as this prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. For a free copy, access it on the SEC's Web site
(WWW.SEC.GOV/EDAUX/PROSPECT.HTM, and type in "Acacia National"), or write or call us. The Table of Contents for the Statement of Additional Information is on the last page of this prospectus.


         THE SEC DOES NOT PASS UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS,
             AND HAS NOT APPROVED OR DISAPPROVED THE POLICY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          NOT FDIC INSURED    MAY LOSE VALUE       NO BANK GUARANTEE


              ACACIA NATIONAL LIFE INSURANCE COMPANY (WE, US, OUR)
           Home Office: 7315 Wisconsin Ave., Bethesda, Maryland 20814. SERVICE CENTER, P.O. BOX 82579, LINCOLN, NEBRASKA 68501. 1-888-837-6791.
                              WWW.ACACIAGROUP.COM
                              -------------------

Contacting Us. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                              Acacia National Life
                               Insurance Company,
                                 Service Center
                                 P.O. Box 82579
                             Lincoln, Nebraska 68501
                                       Or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-888-837-6791
                               Fax: 1-402-467-6153
                               www.acaciagroup.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Sending Forms, Written Notice and Written Requests in "Good Order." If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in "good order". We can only act upon requests that are received in good order.

Remember, the Correct Form is important for us to accurately process your Policy elections and changes. Many can be found on the "on-line services" section of our Web site. Or, call us at our toll-free number and we'll send you the form you need.

Make checks payable to:
"Acacia National Life Insurance Company"


TABLE OF CONTENTS                                BEGIN ON PAGE


    DEFINED TERMS........................................3
    POLICY OVERVIEW......................................4
    FEE TABLES...........................................6
    FINANCIAL INFORMATION................................8
    IMPORTANT POLICY PROVISIONS..........................9
        Policy Application and Issuance
        Your Policy Value
        Telephone Transactions
        Death of Annuitant
        Delay of Payments
        Beneficiary
        Minor Owner or Beneficiary
        Policy Changes
        Spendthrift Trust Endorsement
        Policy Termination
        Optional Features
    INVESTMENT OPTIONS..................................13
        Separate Account Variable Investment Options
        Fixed Account Fixed Interest Rate Option
        Transfers
        Third-Party Services
        Systematic Transfer programs:  Model Asset Allocation,
         Dollar Cost Averaging, Portfolio Rebalancing,
         Earnings Sweep
    FEES ...............................................18
        Surrender Charge
        Mortality and Expense Risk Charge
        Administrative Fees
         Administrative Expense Fee, Annual Policy Fee
        Transfer Fee
        Tax Charges
        Fees Charged by the Portfolios
        Optional Features' Fees
    POLICY DISTRIBUTIONS................................20
        Withdrawals
        Loans
        Death Benefits
        Annuity Income Phase
    TAX MATTERS.........................................25
        Taxation of Nonqualified Policies
        Taxation of Qualified Policies
        Possible Tax Law Changes
    MISCELLANEOUS.......................................27
        About Our Company
        Distribution of the Policies
        Voting Rights
        Distribution of Materials
        Advertising
        Legal Proceedings
    APPENDIX A: Variable Investment Option Portfolios......A:1
    APPENDIX B: Accumulation Unit Values...................B:1
    APPENDIX C: Tax-Qualified Plan Disclosures.............C:1
    Thank You.  If You Have Questions,.....................Last Page
    Statement of Additional Information Table of Contents..Last Page

Acacia Allocator Annuity

DEFINED TERMS
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ACCUMULATION UNITS are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

ANNUITY DATE is the date annuity income payments are scheduled to begin. This date is identified on the Policy Schedule page of your Policy. You may change this date, as permitted by the Policy and described in this prospectus.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

OWNER, YOU, YOUR is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of this Policy.

SUBACCOUNT  is a division  within the  Separate  Account for which  Accumulation
Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund.

SURRENDER VALUE is the Policy value less applicable surrender charge, Policy fee, outstanding loans, and any premium tax charge not previously deducted.

WE, US, OUR, ACACIA, ANLIC - Acacia National Life Insurance Company.

WRITTEN NOTICE OR REQUEST -- Written notice, signed by you, on a form approved by or acceptable to us, that gives us the information we require and is received at ANLIC, Service Center, P.O. Box 82579, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-6153. Call us if you have questions about what form or information is required.
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      THIS PROSPECTUS MAY ONLY BE USED TO OFFER THE POLICY WHERE THE POLICY MAY LAWFULLY BE SOLD. THE POLICY, AND CERTAIN FEATURES DESCRIBED IN THIS
                 PROSPECTUS, MAY NOT BE AVAILABLE IN ALL STATES.

     IF YOUR POLICY IS ISSUED AS PART OF A QUALIFIED PLAN UNDER THE INTERNAL REVENUE CODE, REFER TO ANY PLAN DOCUMENTS AND DISCLOSURES FOR INFORMATION
         ABOUT HOW SOME OF THE BENEFITS AND RIGHTS OF THE POLICY MAY BE
                                    AFFECTED.

                              NO ONE IS AUTHORIZED
         TO GIVE INFORMATION OR MAKE ANY REPRESENTATION ABOUT THE POLICY
                         THAT IS NOT IN THIS PROSPECTUS.
  IF ANYONE DOES SO, YOU SHOULD NOT RELY UPON IT AS BEING ACCURATE OR ADEQUATE.


Acacia Allocator Annuity

POLICY OVERVIEW

        THE FOLLOWING IS INTENDED AS A SUMMARY. PLEASE READ EACH SECTION OF THIS PROSPECTUS FOR ADDITIONAL DETAIL.

        The ALLOCATOR 2000 ANNUITY Policy is a variable annuity savings vehicle offering a variety of investment options to help meet long-term financial goals. Associated charges are discussed in this prospectus' FEE TABLES and FEES sections. You can allocate your premiums among a wide spectrum of Separate Account variable investment options and to a Fixed Account fixed interest rate option. In the Separate Account variable investment options you may gain or lose money on your investment. In the Fixed Account option, we guarantee you will earn a fixed rate of interest. The investment options are described on this prospectus' cover and the INVESTMENT OPTIONS section.

o       COMPARISON TO OTHER POLICIES AND INVESTMENTS

                        A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed fees.


        COMPARED TO FIXED ANNUITIES. The Policy is like a fixed annuity in most ways except for its variable investment features. The Policy is different from fixed-interest annuities in that, to the extent you select Separate Account variable investment options, your Policy value will reflect the investment experience of the selected variable investment options, so you have both the investment risk (including possible loss of principal) and opportunity, not us.

        COMPARED TO MUTUAL FUNDS. Although the Separate Account variable investment options' underlying portfolios operate like publicly traded mutual funds and have the same investment risks, in many ways the Policy differs from publicly traded mutual fund investments. Unlike publicly traded mutual funds, the Policy has these features:

o    Accumulates capital on a tax-deferred basis.
o A guaranteed minimum return on your investment if you choose a Fixed Account option.
o Can provide annuity payments for the rest of your life or for some other period.
o    Provides a death benefit that could be higher than the value of the Policy.
o Generally defers federal income tax liability on any earnings until you receive a distribution from the Policy.
o You can transfer money from one underlying investment portfolio to another without tax liability.
o Automatically reinvests dividends and capital gains distributed by the variable investment options' underlying portfolios and reflects them in the portfolio's value.
o Deducts from Policy value charges for insurance benefits not available with direct mutual fund investments.
o Withdrawals before age 59 1/2 generally are subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income when distributed, although taxation of them is deferred until such earnings are distributed. Taxable earnings are considered to be paid out first followed by the return of your premiums.
o    Withdrawals can result in a surrender charge.
o You have a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state (see the cover of your Policy).
o We, not you, own the shares of the variable investment option's underlying portfolios. You have interests in the Separate Account Subaccounts that invest in the underlying portfolios that you select.


o       TAX-QUALIFIED PLANS

        The Policy can be used to fund a tax-qualified plan such as an IRA or Roth IRA (including for rollovers from tax-sheltered annuities), SEP, or SIMPLE IRA, Tax Sheltered Annuity ("TSA" or "403(b) annuity"), etc. This Prospectus generally addresses the terms that affect a non-tax-qualified annuity. If your Policy funds a tax-qualified plan, read the Qualified Plan Disclosures in this prospectus' APPENDIX B to see how they might change your Policy rights and requirements. Contact us if you have questions about the use of the Policy in these or other tax-qualified plans.

Acacia Allocator Annuity

o       POLICY OPERATION & FEATURES

PREMIUMS.
o  Minimum first year premium: $300.
o  Minimum additional premium: $30.
o No additional premiums will be accepted after the earlier of the Annuity Date or the Annuitant's 75th birthday without our approval. Only the initial single premium can be paid if the Annuitant is older than age 75 at Policy issue.

INVESTMENT OPTIONS.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
o You may transfer among investments, subject to limits. Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

DEDUCTIONS FROM ASSETS.
(SEE FEE TABLES ON NEXT PAGES.)

Deductions from entire Policy value:
o Generally, premium taxes, if any. (Some states levy this tax when premium is paid.)
o  Policy fee, if any.
o  Surrender charge, if any.

Deductions from Separate Account assets only:
o  Mortality and expense risk charge.
o  Administrative expense charge.
o  Underlying portfolio investment advisory fees and operating expenses.

WITHDRAWALS.
o Surrender charges apply to withdrawals under the base Policy. After a premium is received, surrender charges apply for 5 years.
o  Each withdrawal must be at least $100.


                                   -------------
                                     Premiums
                                   -------------

                -----------------------------------------------
                    Acacia National Life Insurance Company
                -----------------------------------------------

                -----------------------------------------------
                              Investment Options
                -----------------------------------------------
                Fixed
                 Account          Acacia National Variable
                                 Annuity Separate Account II
                POLICY
                VALUE            Variable Investment Options
                RECEIVES         POLICY VALUE MAY VARY DAILY
                A               DEPENDING UPON THE INVESTMENT
                GUARANTEED      PERFORMANCE OF THE UNDERLYING
                FIXED                    PORTFOLIOS.
                INTEREST
                RATE.
                ----------     --------------------------------
                                      The Subaccounts
                               ---------- ---------- ----------
                                   A          B        Etc.
                               ---------- ---------- ----------

                               ---------- ---------- ----------
                               Underlying Underlying   Etc.
                               Portfolio  Portfolio
                                   A          B
                               ---------- ---------- ----------

                -----------------------------------------------
                        Fees (DEDUCTIONS FROM ASSETS)
                -----------------------------------------------

                ----------------    -----------    ------------
                                                     Annuity
                  Withdrawals         Death          Income
                                     Benefit         Options
                ----------------    -----------    ------------


ANNUITY INCOME.
o  Several fixed annuity income options are available.

DEATH BENEFIT.
o A standard death benefit is paid upon the death of the Owner unless the guaranteed minimum death benefit is payable.

Acacia Allocator Annuity

o       POLICY PHASES

        The Policy is a deferred annuity: it has an accumulation (or deferral) phase and an annuity income phase.

        ACCUMULATION PHASE. During the accumulation phase, any earnings that you leave in the Policy are not taxed. During this phase you can invest additional money into the Policy, transfer amounts among the investment options, and withdraw some or all of the value of your Policy. Some restrictions may apply to transfers (especially to transfers out of the Fixed Account). Withdrawals may be subject to a surrender charge, income tax and a penalty tax.

        ANNUITY INCOME PHASE. The accumulation phase ends and the annuity income phase begins on the earlier of a date you select or the first day of the month following the annuitant's 90th birthday. During the annuity income phase, we will make periodic payments to the annuitant, unless you specify otherwise. You can select payments that are guaranteed to last for the annuitant's entire life or for some other period. Some or all of each payment will be taxable.


FEE TABLES


        The following charts show the fees that may affect your Policy value. The fees shown do not reflect any premium tax that may apply.

-------------------------------------------------  -----------------------------
                                                          GUARANTEED MAXIMUM FEE
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TRANSACTION FEES
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SURRENDER CHARGE                                                    NONE
   (THE SURRENDER CHARGE IS
   DEDUCTED AS A % OF EACH
      PREMIUM WITHDRAWN)
                              ---------------------------------
                               Years since receipt of premium
                                  1     2    3    4    5   6+
                                ----   ---- ---- ---- --- ----
o   5-YEAR SURRENDER CHARGE      8%     8%   8%    6%  4%  0%
--------------------------------------------------------------------------------
ANNUAL POLICY FEE (WAIVED IF POLICY VALUE IS AT LEAST $50,000.)
--------------------------------------------------------------------------------
                                                                       $42
o       ANNUAL POLICY FEE
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SEPARATE ACCOUNT ANNUAL EXPENSES
          (DEDUCTED DAILY FROM ASSETS ALLOCATED TO THE  SEPARATE ACCOUNT
           TO EQUAL THE ANNUAL % SHOWN )
--------------------------------------------------------------------------------
o  MORTALITY & EXPENSE RISK CHARGE
   *(BEGINNING IN THE 16TH POLICY YEAR, THIS CHARGE DECREASES BY
   0.05%  ANNUALLY  UNTIL IT REACHES 0.50%  ANNUALLY IN POLICY YEAR   1.25% *
   30; THE RATE REMAINS LEVEL AT 0.50% ANNUALLY THEREAFTER.)

o  ADMINISTRATIVE EXPENSE FEE                                         0.10%
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                TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                1.35% *
                * DECLINES TO 0.60% IN POLICY YEAR 30 AND THEREAFTER.
--------------------------------------------------------------------------------

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SUBACCOUNT UNDERLYING PORTFOLIO ANNUAL EXPENSES
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   The following chart shows the expenses charged in the year 2000 by each Subaccount underlying portfolio based on that portfolio's average daily net assets. We then deduct applicable Separate Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the underlying portfolios was provided by the underlying portfolios and was not independently verified by us.

                                                                                    Total
Sub-Account's underlying                                      Total    Waivers    after waivers
Portfolio Name                   Management  12b-1   Other    Fund       and     and reductions,
                                    Fees      Fees    Fees    Fees   Reductions      if any
ALGER
o       Alger American Growth         0.75%    -     0.04%     0.79%      -         0.79%
o       Alger American MidCap         0.80%    -     0.04%     0.84%      -         0.84%
o       Alger American Small
        Capitalization                0.85%    -     0.05%     0.90%      -         0.90%
CALVERT SOCIAL(1)
o       CVS Social Balanced           0.70%    -     0.18%     0.88%      -         0.88%
o       CVS Social International
        Equity                        1.10%    -     0.43%     1.53%      -         1.53%
o       CVS Social Mid Cap Growth     0.90%    -     0.22%     1.12%      -         1.12%
o       CVS Social Money Market       0.50%    -     0.16%     .066%      -         0.66%
o       CVS Social Small Cap Growth   1.00%    -     0.61%     1.61%      -         1.61%

Acacia Allocator Annuity
                                       6


                                                                                    Total
Sub-Account's underlying                                      Total    Waivers    after waivers
Portfolio Name                   Management  12b-1   Other    Fund       and     and reductions,
                                    Fees      Fees    Fees    Fees   Reductions      if any
DEUTSCHE(2)
o       VIT Equity 500 Index          0.20%    -     0.14%     0.34%    0.04%       0.30%
o       VIT Small Cap Index           0.35%    -     0.34%     0.69%    0.24%       0.45%
o       VIT EAFE(R)Equity Index       0.45%    -     0.47%     0.92%    0.27%       0.65%
FIDELITY (SERVICE CLASS 2)
o       VIP Contrafund                0.57%   0.25%  0.10%     0.92%      -       0.92%(3)
o       VIP Equity-Income             0.48%   0.25%  0.10%     0.83%      -       0.83%(3)
o       VIP High Income               0.58%   0.25%  0.18%     1.01%      -         1.01%
NEUBERGER BERMAN
o       AMT Growth                    0.82%    -     0.08%     0.90%      -         0.90%
o       AMT Limited Maturity Bond     0.65%    -     0.11%     0.76%      -         0.76%
o       AMT Partners                  0.82%    -     0.10%     0.92%      -         0.92%
OPPENHEIMER
o       Aggressive Growth /VA         0.62%    -     0.02%     0.64%      -         0.64%
o       Capital Appreciation /VA      0.64%    -     0.03%     0.67%      -         0.67%
o       High Income /VA               0.74%    -     0.01%     0.75%      -         0.75%
o       Main Street Growth &
        Income /VA                    0.70%    -     0.03%     0.73%      -         0.73%
o       Strategic Bond /VA            0.74%    -     0.05%     0.79%      -         0.79%
TEMPLETON (CLASS 2)
o       Asset Strategy                0.60%   0.25%  0.22%     1.07%      -         1.07%
o       International Securities      0.67%   0.25%  0.20%     1.12%      -         1.12%
VAN ECK
o       Worldwide Hard Assets         1.00%    -     0.26%     1.26%      -         1.26%

(1) "Other Fees" reflect an indirect fee resulting from the portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly would be as follows:
               CVS Social Balanced                           0.86%
               CVS Social International Equity               1.36%
               CVS Social Mid Cap Growth                     1.02%
               CVS Money Market                              0.61%
               CVS Social Small Cap Growth                   1.26%

(2) The investment advisor receives a fee for its services that is a percentage of each fund's average daily net assets. The investment advisor has agreed to waive and/or reimburse operating expenses, including its fees, that exceed certain percentages of the funds' aggregate average daily net assets. Any differences in amounts are due to rounding.

(3) A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. Also, through arrangements with certain Fund custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Fund's expenses. After reductions, total operating expenses would have been:
               VIP Contrafund: Service Class 2               0.65%
               VIP Equity-Income: Service Class 2            0.56%


Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

We may receive administrative fees from the investment advisers of certain portfolios. We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.


Acacia Allocator Annuity

     EXAMPLES OF EXPENSES. The following chart shows the overall expenses you would pay under a Policy under certain assumptions on a $1,000 investment with a hypothetical 5% annual return on asset, and assuming the entire $1,000 is invested in the Subaccount listed. In total, these examples assume maximum charges of 1.35% for Separate Account annual expenses, a $42 Policy fee, plus the underlying portfolio 2000 expenses. If our current fees are less than the guaranteed maximum fees, your expenses could also be less than shown. The examples assume that the fee waiver and expense reimbursement limits set forth in the chart above will continue for the period shown, but do not reflect any premium tax charge which may apply. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be greater or less than those shown in the chart.

                                     -------------------------------------------------------------------------------
                                      Surrender Policy at the    Annuitize Policy at the      Policy is neither
                                      end of the time period.   end of the time period.        surrendered nor
                                                ($)                       ($)                  annuitized. ($)
 ----------------------------------------------------------------------------------------------------------------

     Variable Investment Option    1 Yr  3 Yr   5 Yr  10 Yr  1 Yr   3 Yr  5 Yr  10 Yr  1 Yr   3 Yr  5 Yr  10 Yr
 ----------------------------------------------------------------------------------------------------------------
 ALGER
 o   Alger American Growth        $102  $129   $137  $251   $102    $69  $117   $251   $22    $67  $115   $246
 o   Alger American MidCap        $103  $130   $140  $256   $103    $70  $120   $256   $22    $69  $118   $252
 o   Alger American Small
     Capitalization               $103  $132   $143  $262   $103    $72  $123   $262   $23    $70  $120   $257
 CALVERT SOCIAL
 o   CVS Social Balanced          $103  $131   $142  $260   $103    $71  $122   $260   $23    $70  $119   $255
 o   CVS Social International     $110  $151   $174  $324   $110    $91  $154   $324   $29    $89  $152   $320
     Equity
 o   CVS Social Mid Cap Growth    $106  $138   $154  $285   $106    $78  $134   $285   $25    $77  $131   $280
 o   CVS Social Money Market      $101  $125   $131  $238   $101    $65  $111   $238   $20    $63  $108   $233
 o   CVS Social Small Cap
     Growth                       $110  $153   $178  $332   $110    $93  $158   $332   $30    $92  $156   $327
 DEUTSCHE
 o   VIT Equity 500 Index          $97  $114   $112  $200    $97    $54   $92   $200   $17    $52   $90   $195
 o   VIT Small Cap Index           $99  $118   $120  $216    $99    $58  $100   $216   $18    $57   $97   $211
 o   VIT EAFE  Equity Index       $101  $124   $130  $237   $101    $64  $110   $237   $20    $63  $108   $232
 FIDELITY (Service Class 2)
 o   VIP Contrafund               $104  $132   $144  $264   $104    $72  $124   $264   $23    $72  $123   $262
 o   VIP Equity-Income            $103  $130   $139  $255   $103    $70  $119   $255   $22    $68  $117   $250
 o   VIP High Income              $104  $135   $148  $274   $104    $75  $128   $274   $23    $72  $123   $262
 NEUBERGER BERMAN
 o   AMT Growth                   $103  $132   $143  $262   $103    $72  $123   $262   $23    $71  $121   $259
 o   AMT Limited Maturity Bond    $102  $128   $136  $248   $102    $68  $116   $248   $21    $66  $113   $243
 o   AMT Partners                 $104  $132   $144  $264   $104    $72  $124   $264   $23    $69  $119   $254
 OPPENHEIMER
 o   Aggressive Growth /VA        $101  $124   $130  $236   $101    $64  $110   $236   $20    $62  $107   $231
 o   Capital Appreciation /VA     $101  $125   $131  $239   $101    $65  $111   $239   $21    $63  $109   $234
 o   High Income /VA              $102  $129   $137  $251   $102    $69  $117   $251   $21    $66  $113   $242
 o   Main Street Growth &
     Income /VA                   $102  $127   $134  $245   $102    $67  $114   $245   $21    $65  $112   $240
 o   Strategic Bond /VA           $102  $129   $137  $251   $102    $69  $117   $251   $22    $67  $115   $246
 TEMPLETON (Class 2)
 o   Asset Strategy               $105  $137   $151  $280   $105    $77  $131   $280   $25    $75  $129   $275
 o   International Securities     $106  $138   $154  $285   $106    $78  $134   $285   $25    $77  $131   $280
 VAN ECK
 o   Worldwide Hard Assets        $106  $140   $156  $288   $106    $80  $136   $288   $26    $81  $138   $293

     These examples reflect Separate Account and 2000 underlying portfolio expenses. The $42 annual Policy fee is reflected in these examples, based on an average Policy value of $25,000. Premium taxes may also apply.
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     The Fee Tables are designed to help you understand the various costs and expenses that a Policy Owner will bear directly or indirectly. For more information, read this prospectus' FEES section and the prospectus for each Subaccount's underlying portfolio.


FINANCIAL INFORMATION

     We provide Accumulation Unit value history for each of the Separate Account variable investment options in APPENDIX B. Financial statements of the Separate Account and our company are included in the Statement of Additional Information; to learn how to get a copy, see the front or back page of this prospectus.

Acacia Allocator Annuity

IMPORTANT POLICY PROVISIONS
--------------------------------------------------------------------------------

        The ALLOCATOR 2000 ANNUITY Policy is a flexible premium deferred variable annuity policy. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as the Annuitant lives or for some other period you select. In addition, if you die before those payments begin, the Policy will pay a death benefit to your beneficiary. Many key rights and benefits under the Policy are summarized in this prospectus; however, you must refer to the Policy itself for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Surrender Value, or until all proceeds have been paid under an annuity income option or as a death benefit.

o       POLICY APPLICATION AND ISSUANCE

                    Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

        To purchase a Policy, you must submit an application and a minimum initial premium. A Policy usually will be issued only if you and the Annuitant are age 0 through 85, rounded to the nearest birthday. We reserve the right to reject any application or premium for any reason.
        If your application is in good order upon receipt, we will credit your initial net premium to the Policy value in accordance with the "right to examine" rules in your state within two Business Days after the later of the date we receive your application or the date we receive your premium. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial premium unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met.

        The Policy Date is the date two days after we receive your application and initial premium. It is the date used to determine Policy Anniversaries and Policy Years. No Policy will be dated on or after the 29th day of a month. (This does not affect how premium is credited; see the paragraph above.)

        You can purchase a tax-qualified Policy as part of Section 401(a) pension or profit-sharing plans, or IRA, Roth IRA, SIMPLE IRA, SEP, and Section 457 deferred compensation plans, subject to certain limitations. See this prospectus' TAX MATTERS section for details. Call us if to see if the Policy may be issued as part of other kinds of plans or arrangements.

o       APPLICATION IN GOOD ORDER
        All application questions must be answered, but particularly note these requirements:
    o    The  Owner's and the  annuitant's  full name,  Social  Security number, and da te of birth must be included.
    o    Your premium  allocations must be completed in whole  percentages, and total 100%.
    o    First year premium must meet minimum premium requirements.
    o    Your signature and your agent's signature must be on the application.
    o Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.
    o    City, state and date application was signed must be completed.
    o If you have one, please give us your e-mail address to facilitate receiving updated Policy information by electronic delivery.
    o    There may be forms in  addition to the  application  required by law or
         regulation,   especially  when  a  qualified  plan  or  replacement  is
         involved.
You or agent must be both properly licensed and appointed with us.

o       PREMIUM REQUIREMENTS
        Your premium checks should be made payable to "Acacia National Life Insurance Company." We may postpone crediting any payment made by check to your Policy value until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to

Acacia Allocator Annuity
automatically deduct premiums from your bank account or other sources. Total premiums for all annuities held with us for the same Annuitant may not exceed $1 million without our consent.

        Initial Premium
    o The only premium required if it is at least $300. All others are optional.
    o Must be $300 or part of a plan to achieve first year total premium of at least $300. We have the right to change these premium requirements.
    o If you or the Annuitant is age 75 or older at Policy issue, must be at least $300, and is the only premium you can make (no additional premiums are allowed).

        Additional Premiums
    o Must be at least $30. We have the right to change these premium requirements.
    o Will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the annuitant's 75th birthday or (ii) the Annuity Date.

o       ALLOCATING YOUR PREMIUMS
        You may allocate your premiums among the variable investment options and the Fixed Account fixed interest rate option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

    o    Allocations must be in whole percentages, and total 100%.
    o You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
    o All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received during your Policy's "right to examine" period may be subject to special requirements.

        "Right to Examine" Period Allocations
        RETURN OF VALUE STATE. In states that permit us to refund your Policy value upon your cancellation of the Policy during the "right to examine" period, we will allocate your initial premium to your selected variable investment options on the date of issue of the Policy.

        RETURN OF PREMIUM STATES AND IRA PLAN POLICIES. In states that require us to refund at least your full premium upon your cancellation of the Policy during the "right to examine" period and for all IRA plan policies, we will hold the portion of your initial premium allocated to the Separate Account in the Calvert Social Money Market Subaccount for 13 days. Then, we will invest your initial premium in the variable investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the amount required by your state as stated in your Policy (usually all premiums paid).

o       YOUR POLICY VALUE

        On your Policy's date of issue, the Policy value equals the initial premium less any charge for applicable premium taxes. On any Business Day thereafter, the Policy value equals the sum of the values in the Separate Account variable investment options and the Fixed Account. The Policy value is expected to change from day to day, reflecting the expenses and investment experience of the selected variable investment options (and interest earned in the Fixed Account options) as well as the deductions for fees under the Policy.

o       SEPARATE ACCOUNT VALUE
        Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

       (a) the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
       (b) the daily administrative expense fee; minus
       (c) the daily mortality and expense risk charge; and this result divided by
       (d) the total number of Accumulation Units held in the Subaccount on the Business Day before the

Acacia Allocator Annuity
           purchase or redemption of any Accumulation Units on that day.

        When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

o       FIXED ACCOUNT VALUE
        The Policy value of the Fixed Account on any Business Day equals:
      (a) the Policy value of the Fixed Account at the end of the preceding Policy month; plus
      (b) any net premiums credited since the end of the previous Policy month; plus
      (c) any transfers from the Subaccountscredited to the Fixed Account since the end of the previous Policy month; minus
      (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy month; minus
      (e) any partial withdrawal and surrender charge taken from the Fixed Account since the end of the previous Policy month; minus
      (f) the Fixed Account's share of the annual Policy fee on the Policy Anniversary; minus
      (g) the Fixed Account's share of the charges for any optional features;
          plus
      (h) interest credited on the Fixed Account balance.

o       TELEPHONE TRANSACTIONS

TELEPHONE TRANSACTIONS PERMITTED
    o   Transfers among investment options.
    o   Establish systematic transfer programs.
    o   Change of premium allocations.

HOW TO AUTHORIZE TELEPHONE TRANSACTIONS

    o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

TELEPHONE TRANSACTION RULES:

    o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.

    o   Calls will be recorded for your protection.

    o For security, you or your authorized designee must provide your Social Security number and/or other identification information.

    o   May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

o       DEATH OF ANNUITANT

        Upon the annuitant's death prior to 30 days before the Annuity Date, you may generally name a new annuitant. If any Owner is the annuitant, then upon that Owner's death, the Policy's applicable death benefit becomes payable to the named beneficiary(ies). However, if the beneficiary is the deceased Owner's spouse, then upon that Owner's death the spouse may be permitted under federal tax law to become the new Owner of the Policy and to name an annuitant and different beneficiaries.

o       DELAY OF PAYMENTS

        We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:
(i) the NYSE is closed for other than  customary  weekend and holiday  closings;
(ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

        We may defer payments of full surrender or partial withdrawals from the Fixed Account for up to 6 months from the date we receive your Written Notice.


Acacia Allocator Annuity

o       BENEFICIARY

        You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

        If there are joint Owners, the surviving joint Owner will be deemed the beneficiary, and the beneficiary named in the Policy application or subsequently changed will be deemed the contingent beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent beneficiary.

        If the beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner.

        If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

o       MINOR OWNER OR BENEFICIARY

        A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we are able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

o       POLICY CHANGES

        Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Office and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this Prospectus' first two pages and last page.

o       POLICY TERMINATION

        We may treat any partial withdrawal that leaves a Policy value of less than $1,000 as a complete surrender of the Policy. See this prospectus' POLICY
DISTRIBUTIONS: WITHDRAWALS section for more information.

        If you have paid no premiums during the previous 24-month period, we have the right to pay you the total value of your Policy in a lump sum and cancel the Policy if (i) the Policy value is less than $2,000 (does not apply to IRAs), or (ii) the paid-up life-time income annuity benefit at maturity, based on an accumulation of the Policy value to maturity, would be less than $20 per month. We will not impose a surrender charge on involuntary terminations.

Acacia Allocator Annuity

INVESTMENT OPTIONS

                    The value of your Policy will go up or down based on the investment performance of the variable investment options you choose. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.


    We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

    You may allocate all or a part of your premiums among 25 Separate Account variable investment options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The variable investment options, which invest in underlying portfolios, are listed and described in APPENDIX A to this prospectus.

o       SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS (ALSO SEE APPENDIX A)

                      The underlying portfolios in the Separate  Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. They are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
                      Even if the  investment   options  and  policies  of  some
                    underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

                      You should read  the   prospectuses   for  the  underlying
                    portfolios   together   with   this   prospectus   for  more
                    information

    The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

    The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Acacia National. The Separate Account was established as a separate investment account of Acacia National under Virginia law on November 30, 1995. Under Virginia law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

           You bear the risk that the variable investment options you select may fail to meet their objectives, that they could
              go down in value, and that you could lose principal.

            Each Subaccount underlying portfolio operates as a separate investment fund, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the series funds which accompany this prospectus.

Acacia Allocator Annuity

o       ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS
        We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount underlying portfolio and substitute shares of another series fund portfolio. If the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account, we will first notify you and receive any necessary SEC and state approval before making such a change.

        New Separate Account underlying portfolios may be added, or existing funds eliminated, when, in our sole discretion, conditions warrant a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Calvert Social Money Market Subaccount.

        If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

o       FIXED ACCOUNT FIXED INTEREST RATE OPTION

                    All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation, nor is the general account registered as an investment company with the SEC. Therefor, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

        There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 4% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this prospectus is to disclose the Separate Account aspects of the Policy. Refer to the Policy for additional details regarding the Fixed Account.

o       TRANSFERS

        The Policy is designed for long-term investment, not for use with professional "market timing" services or use with programmed, large or frequent transfers. Excessive transfers could harm other Policy Owners by having a detrimental effect on investment portfolio management. We reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund advisor, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

         Subject to restrictions during the "right to examine period" and prior to the Annuity Date, you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Acacia Allocator Annuity

        TRANSFER RULES:
    o A transfer is considered any single request to move assets from one or more Subaccounts or the Fixed Account to one or more of the other Subaccounts or the Fixed Account.
    o We must receive notice of the transfer- either Written Notice, an authorized telephone transaction, or by internet when available.
    o The transferred amount must be at least $50, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $50 in a Subaccount or in the Fixed Account, we will include that amount as part of the transfer.)
         - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $50 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
         - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.

    o A transfer from the Fixed Account (except made pursuant to a systematic transfer program): - may be delayed up to six months; - is limited during any Policy Year to all Fixed Account interest accrued since the last Policy Anniversary, plus 10% of:

        -   Fixed Account value as of the last Policy Anniversary; plus
        - Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
        - Partial withdrawals from the Fixed Account since the last Policy Anniversary.
    o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
    o If the Policy value in any Subaccount falls below $50, we may transfer the remaining balance, without charge, to the Calvert Social Money Market Subaccount.

o       THIRD-PARTY SERVICES

        Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that fees charged by such third parties for their service are separate from and in addition to fees paid under the Policy.

o       SYSTEMATIC TRANSFER PROGRAMS

                    Systematic Transfer Programs are intended to limit loss and result in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that any such program will result in a higher Policy value, protect against a loss, or otherwise achieve your investment goals.

o       MODEL ASSET ALLOCATION PROGRAM
        Our Model Asset Allocation program is intended to match your risk tolerance and investment objectives with a model subaccount allocation formula. The model allocations were designed by Ibbotson Associates, Inc., and provide a valuable service to an Owner who seeks to follow the science of asset allocation. Some research studies have shown that the asset allocation decision is the single largest determinant of portfolio performance. Asset allocation combines the concepts of asset-liability management, mean-variance optimization, simulation and economic forecasting. Its objectives are to match asset classes and strategies to achieve better returns, to reduce volatility and to attain specific goals such as avoidance of interest rate or market risk. Refer to this prospectus' APPENDIX A and each portfolio's own prospectus for risks associated with international investments.

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         MODEL ASSET ALLOCATION PROGRAM RULES:
    o    There is no additional charge for the Model Asset Allocation program.
    o You must complete a written questionnaire about risk tolerance and Policy performance objectives and provide it to your registered representative who will help match your needs to an asset allocation model.
    o We must receive your written questionnaire and instruction as to the asset allocation model chosen before we can begin this program for you.
    o To use the Model Asset Allocation program, you must have all Policy value allocated to one asset allocation model. Model Asset Allocation transfers occur quarterly.
    o The series funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the funds in that model, unless you provide us with changed instructions.


--------------------------------------- -----------------------------------------------------------
With International Investments           Model Asset Allocations - CURRENT ALLOCATIONS
--------------------------------------- ------------ ------------ -------- ----------- -----------
                                        Conservative Conservative Moderate  Moderate -  Aggressive
                                                      - Moderate            Aggressive
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Alger American Growth                                   5%          5%         5%         10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Alger American Small Capitalization                                            5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Calvert CVS Social Money Market            15%          10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Deutsche VIT Equity 500 Index              10%          12%         15%        20%        20%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Deutsche VIT Small Cap Index                                         5%         5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Deutsche VIT EAFE Equity Index              5%          10%         15%        20%        25%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Fidelity VIP Equity-Income
(Service Class 2)                           5%           5%          5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Neuberger Berman AMT Limited
Maturity Bond                              50%          35%         25%        15%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Neuberger Berman AMT Partners               5%          5%          10%        10%        10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Oppenheimer Aggressive Growth /VA                                                          5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Oppenheimer Main Street Growth &
Income /VA                                  5%          5%          10%        10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Oppenheimer Strategic Bond /VA             15%          13%         10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Van Eck Worldwide Hard Assets                                       5%         5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------

--------------------------------------- ---------------------------------------------------------
WithOUT International Investments          Model Asset Allocations - CURRENT ALLOCATIONS
--------------------------------------- ------------ ------------ -------- ----------- -----------
                                        Conservative Conservative Moderate  Moderate -  Aggressive
                                                      - Moderate            Aggressive
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Alger American Growth                                   10%         15%        15%        15%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Alger American Small Capitalization                                            5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Calvert CVS Social Money Market            15%          10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Deutsche VIT Equity 500 Index              10%          15%         20%        25%        25%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Deutsche VIT Small Cap Index                                         5%         5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Fidelity VIP Equity-Income
(Service Class 2)                           5%           5%          5%         10%        10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Neuberger Berman AMT Limited Maturity
Bond                                       50%          35%         25%         15%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Neuberger Berman AMT Partners               5%          5%          7%          10%        10%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Oppenheimer Aggressive Growth /VA                                                           5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Oppenheimer Main Street Growth &
Income /VA                                  5%          5%          10%        20%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Oppenheimer Strategic Bond /VA             15%          15%         13%
--------------------------------------- ----------- ------------ ---------- ---------- ----------
Van Eck Worldwide Hard Assets                                        5%          5%         5%
--------------------------------------- ----------- ------------ ---------- ---------- ----------


o       DOLLAR COST AVERAGING PROGRAM
        Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Calvert Social Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time.

 Acacia Allocator Annuity

         DOLLAR COST AVERAGING RULES:
    o    There is no additional charge for the Dollar Cost Averaging program.
    o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by internet when available.
    o    Automatic transfers can only occur monthly.
    o The minimum transfer amount out of the Calvert Social Money Market Subaccount or the Fixed Account is the lesser of $50 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
    o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
    o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy month anniversary following the date the Policy's "right to examine" period ends.
    o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Calvert Social Money Market Subaccount or the Fixed Account is less than $100.
    o Dollar Cost Averaging is not available with the Model Portfolio Asset Allocation program or when Automatic Rebalancing is elected.


o       PORTFOLIO REBALANCING PROGRAM
        The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

        PORTFOLIO REBALANCING PROGRAM RULES:
    o   There is no additional  charge for the Portfolio  Rebalancing  program.
    o   The Fixed Account is excluded from this program.
    o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by internet when available.
    o   You may have rebalancing occur quarterly, semi-annually or annually.
    o Portfolio Rebalancing occurs automatically with the Model Portfolio Asset Allocation program.


o       EARNINGS SWEEP PROGRAM
        The Earnings Sweep program allows you to sweep earnings from your Subaccounts to be rebalanced among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

         EARNINGS SWEEP PROGRAM RULES:
    o    There is no  additional  charge for the Earnings  Sweep  program.
    o    The Fixed Account is included in this program.
    o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by internet when available.
    o    You may have your earnings sweep quarterly, semi-annually or annually.

 Acacia Allocator Annuity

FEES
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        The following repeats and adds to information provided in the FEE TABLES section. Please review both prospectus sections for information on fees.

o       SURRENDER CHARGE
                                          YEARS SINCE RECEIPT OF PREMIUM
                                         -------------------------------
        (% OF EACH PREMIUM WITHDRAWN)      1     2    3    4     5    6+
        --------------------------------  ----- ---- ---- ----- ---- -----
        o Policy 5-Year Surrender Charge   8%    8%   8%   6%    4%   0%
        -------------------------------- ----- ---- ---- ----- ---- -----

        We will deduct a surrender charge from Policy value upon a full surrender or partial withdrawal, and also from any Policy value paid out due to the Owner's death while surrender charges apply. We may also deduct a surrender charge from Policy value on the date annuity income payments begin from amounts applied to provide annuity payments. We do not assess a surrender charge on premiums after the second year since receipt that are applied to the Life or Joint and Last Survivor annuity income options. This charge partially covers our distribution costs, including commissions and other promotional costs. Any deficiency is met from our general account, including amounts derived from the mortality and expense risk charge.

        The amount of a partial withdrawal you request plus any surrender charge is deducted from the Policy value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a pro rata basis, unless you instruct us otherwise. The oldest premium is considered to be withdrawn first, the next oldest premium is considered to be withdrawn next, and so on (a "first-in, first-out" basis). All premiums are deemed to be withdrawn before any earnings.

o       FREE WITHDRAWAL AMOUNT

        You may, prior to the earlier of the Annuity Date or your death, withdraw up to the following Policy value from your Policy without incurring a surrender charge:
     (a) 100% of earnings since the last Policy Anniversary (from both the Separate Account and Fixed Account); plus
     (b) 10% of Policy value as of the last Policy Anniversary, plus 10% of deposits and minus 10% of withdrawals since the last Policy Anniversary; minus
     (c)  applicable premium tax and income tax withholding.

o       WAIVER OF SURRENDER CHARGE
        We will waive the surrender charges upon full surrender or partial withdrawals in the following situation.
        NURSING HOME WAIVER. Any full surrender or partial withdrawal made pursuant to your confinement, upon the recommendation of a licensed physician for medically necessary reasons, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed skilled nursing facility, intermediate care facility or residential care facility providing continuous 24 hours a day nursing care and maintaining daily medical records. (A residential care facility must provide nursing care under supervision of a registered nurse by having a registered nurse on duty 24 hours a day.); or (d) a Medicare certified long-term care facility. This waiver only applies to full surrender or partial withdrawals requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. This waiver is not available if any Owner is confined to any of these facilities on the date of issue of the Policy. We will not accept any additional premium once this waiver is elected.

o       MORTALITY AND EXPENSE RISK CHARGE

        o We impose a daily fee to compensate us for the mortality and expense risks we have under the Policy. This fee is equal to an annual rate of 1.25% of the value of the net assets in the Separate Account until the 16th Policy Year, when it declines by 0.05% that year and each succeeding Policy Year until reaching an annual rate of 0.50% in the 30th Policy Year and succeeding Policy Years. This fee is reflected in the Accumulation Unit values for each Subaccount.

        Our MORTALITY RISK arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Date. The mortality risk we assume is that annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement

 Acacia Allocator Annuity
in general life expectancy, will not affect the periodic annuity payments we pay under your Policy. Another mortality risk we assume is that at your death the death benefit we pay will be greater than the Policy value.

        Our EXPENSE RISK is that our costs to administer your Policy will exceed the amount we collect through administrative charges.

        If the mortality and expense risk charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is our profit. If the surrender charge does not cover our Policy distribution costs, the deficiency is met from our general account assets, which may include amounts, if any, derived from this mortality and expense risk charge.


o       ADMINISTRATIVE FEES

        Administrative fees help us cover our cost to administer your Policy.

        ADMINISTRATIVE EXPENSE FEE
        o This fee is equal to an annual rate of 0.10% of the value of the net assets in the Separate Account. This fee is reflected in the Accumulation Unit values for each Subaccount.

        ANNUAL POLICY FEE
o       $42.

        The Policy Fee is deducted from your Policy value on the last Business Day of each Policy Year and upon a complete surrender. This fee is levied by canceling Accumulation Units and making deductions from the Fixed Account. It is deducted from each Subaccount and the Fixed Account in the same proportion that the value in each Subaccount or the Fixed Account bears to the total Policy value. We currently waive any Policy Fee if the Policy value is at least $50,000.

o       TAX CHARGES

        Some states and municipalities levy a tax on annuities, currently ranging from 0% to 3.5% of your premiums. These tax rates, and the timing of the tax, vary and may change. Presently, we deduct the charge for the tax in those states with a tax either (a) from premiums as they are received, or (b) upon applying proceeds to an annuity income option.

        No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Separate Account.

o       FEES CHARGED BY THE PORTFOLIOS

        o Each Subaccount's underlying portfolio has investment advisory fees and expenses. They are set forth in this prospectus' FEE TABLES section and described in more detail in each fund's prospectus. A portfolio's fees and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

-------------------------------------------
WAIVER OF CERTAIN FEES
        When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding fees charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and surrender charges.
        Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any fees may be subject to state approval.

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POLICY DISTRIBUTIONS
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        There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Date. Tax penalties and surrender charges may apply to amounts taken out of your Policy before the Annuity Date. Your Policy also provides a death benefit (including, for an additional charge, an optional feature guaranteed minimum death benefit) that may be paid upon your death prior to the Annuity Date. All or part of a death benefit may be taxable.

o       WITHDRAWALS

                                Withdrawals may be subject to:
                                -        Income Tax
                                -        Penalty Tax
                                -        Surrender Charge
                                Even so called "free" withdrawals may be subject to the tax charges

        You may withdraw, by Written Notice, all or part of your Policy's Surrender Value prior to the Annuity Date. Amounts withdrawn, except for any Free Withdrawal Amount or withdrawals subject to waiver of surrender charges (defined in the FEES: WITHDRAWAL CHARGE section), are subject to a surrender charge. Following a full surrender of the Policy, or at any time the Policy value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

        For purposes of the withdrawal charge, earnings are deemed to be withdrawn before any premium; this means that there may be no surrender charge if the amount of the withdrawal is less than or equal to Policy earnings plus premiums received at least 6 years prior to the withdrawal and not considered having been previously withdrawn. Of premium considered withdrawn, the oldest premium is considered withdrawn first, the next oldest premium is considered withdrawn next, and so on (a "first-in, first-out" procedure). (This is different than taxation order, which generally considers the last premium withdrawn first - a "last-in, first-out" procedure.)

         WITHDRAWAL RULES
    o Withdrawals must be by Written Notice. A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment, which must be the 1st through 28th day of the month.
    o    Minimum withdrawal is $100.
    o We may treat any partial withdrawal that leaves a Policy value of less than $1,000 as a complete surrender of the Policy.
    o Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount and deduction of Policy value from any Fixed Account option. If you do not specify which investment option(s) from which to take the withdrawal, it will be taken from each investment option in the proportion that the Policy value in each investment option bears to the total Policy value.
    o The total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total premiums made, because we deduct any charges owed but not yet paid (including surrender charges), a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Separate Account.
    o Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

o       SYSTEMATIC WITHDRAWAL PLAN
        The systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Policy value from a specified investment option monthly, quarterly, semi-annually or annually. We can support and encourage your use of electronic fund transfer of systematic withdrawal plan payments to an account of yours that you specify to us. The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the Annuitant. No systematic withdrawal may be established after the 28th of each month. Although this plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax advisor before requesting this plan.

 Acacia Allocator Annuity

o       LOANS (403b and 401k PLANS ONLY)

        Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") or issued as part of a 401k plan under federal tax law. We do not charge any loan fee. These Owners can take loans from the Policy value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy year. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.)

        MINIMUM AND MAXIMUM LOAN AMOUNTS
        MINIMUM - $1,000. Each loan must individually satisfy this minimum amount.
        MAXIMUM - We will calculate the maximum nontaxable loan amount based upon information provided by the plan participant or the employer. Loans may be taxable if a participant has additional loans from other plans. For TSA policies, the total of all your outstanding TSA loans must not exceed the lesser of (i) $50,000 reduced by the highest outstanding balance owned during the previous 12 months, or (ii) 50% of your Policy value.

        HOW LOANS ARE PROCESSED
        All loans are made from our general account. We transfer Policy value to our general account as security for the loan. The transfer is made in proportion to assets in and among the Subaccounts and in the Fixed Account, unless you give us different allocation instructions. No withdrawal charge is levied upon Policy value transfers related to loan processing. We are usually able to process a loan request within 7 Business Days.

        LOAN INTEREST
        INTEREST RATE CHARGED ON LOAN BALANCE: current and guaranteed maximum 6% effective annual rate; guaranteed maximum rate is 8%.
        INTEREST RATE CREDITED TO POLICY VALUE THAT IS COLLATERAL  FOR THE LOAN:
         current and guaranteed maximum 4% effective annual rate.
Specific loan terms are disclosed at the time of loan application or issuance.

        LOAN REPAYMENT
        Loans  must be  repaid  pursuant  to the  requirements  of the  Internal
Revenue Code and the qualified plan under which they were issued. Loan repayments must be identified as such; if they aren't, we'll treat them as additional premium payments and they will not reduce the outstanding loan. Loan repayments must be substantially level and made at least quarterly. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the Subaccounts and Fixed Account pursuant to your then current investment option allocation instructions. Any repayment due under the loan that is unpaid for 90 days will cause the loan balance to become immediately due without notice. The loan will then be treated as a deemed Policy distribution and reported as income to be taxed to the Owner.

        POLICY DISTRIBUTIONS, INCLUDING ANNUITY INCOME PAYMENTS
        While a loan is outstanding, any Policy distributions made, including annuity income payments, will be reduced by the amount of the outstanding loan plus accrued interest.

        TRANSFERRING THE POLICY
        We reserve the right to restrict any transfer of the Policy while a loan is outstanding.

 Acacia Allocator Annuity

DEATH BENEFITS

              A death benefit is payable upon:
              -   Your Policy being in force;
              -   Receipt of Due Proof of Death of the first Owner to die;
              -   Election of an annuity income option; and
              -   Proof that the Owner died before any annuity payments begin.

             "Due Proof of Death" is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.


        We will pay the death benefit after we receive Due Proof of Death of an Owner's death or as soon thereafter as we have sufficient information about the beneficiary to make the payment. Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at your death. If the beneficiary does not make an annuity income option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the beneficiary.

        If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary annuitant as an Owner for purposes of the death benefit. The "primary annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy. A change in the primary annuitant will be treated as the death an Owner.

        If the annuitant is an Owner or joint Owner, the annuitant's death is treated as the Owner's death.

        If the annuitant is not an Owner and the annuitant dies before the Annuity Date, the Owner may name a new annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new annuitant, the Owner will become the annuitant.

        If your spouse is the Policy beneficiary, annuitant, or a joint Owner, special tax rules apply. See the IRS REQUIRED DISTRIBUTION UPON OWNER'S DEATH section below.

        We will deduct any applicable premium tax not previously deducted from the death benefit payable.

o       STANDARD DEATH BENEFIT
        Upon any Owner's death before the Annuity Date, the Policy will end, and we will pay a death benefit to your beneficiary. The death benefit for the first five Policy Years equals the larger of:
        - your Policy value (without deduction of the surrender charge) on the later of the date we receive Due Proof of Death or an annuity payout option election less any charge for applicable premium taxes; or
        - the sum of net premiums, less partial withdrawals (including surrender charges).

        Upon any Owner's death on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

o       GUARANTEED MINIMUM DEATH BENEFIT
        Beginning on the fifth Policy Anniversary, a Guaranteed Minimum Death Benefit ("GMDB") is payable instead of the Standard Death Benefit, if all Owners were age 75 or less on the Policy issue date.
        On the fifth Policy Anniversary the GMDB is the greater of the two values expressed in the Standard Death Benefit as of that Policy Anniversary. Thereafter, the GMDB is reset each succeeding fifth Policy Anniversary (the 10th, 15th, 20th Policy Anniversaries, etc.) to be the greatest of the two values expressed in the Standard Death Benefit as of that Policy Anniversary or the current GMDB.

o       IRS REQUIRED DISTRIBUTION UPON DEATH OF OWNER
Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Date, then the entire value of your Policy must be distributed within 5 years of your death. The 5-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual beneficiary; and (b) will be paid over the lifetime or the life expectancy of that beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The Statement of Additional Information has a more detailed description of these rules. Other required distribution rules apply to tax-qualified Policies and are described in this prospectus' APPENDIX B.


 Acacia Allocator Annuity

o       TABLE ILLUSTRATING BENEFITS UPON DEATH
        The following tables illustrate benefits payable, if any, upon death of a party to the Policy for most, but not necessarily all, situations. The terms of any Policy rider or qualified plan funded by the Policy may change this information. Please consult your own legal and tax advisor for advice. You may contact us for more information.

                    IF DEATH OCCURS BEFORE THE ANNUITY DATE:
IF THE
DECEASED IS.....   AND...              AND...            THEN THE.....
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any Policy Owner   - - -               - - -             Policy beneficiary receives the
                                                         death benefit.
-----------------------------------------------------------------------------------------------
any Policy Owner   there is no         the beneficiary   surviving spouse may elect to become
                   surviving joint     is the Policy     the Policy Owner and continue the
                   Policy Owner or it  Owner's           Policy, or may have the Policy end
                   is the deceased     surviving spouse  and receive the death benefit.
                   Owner's spouse
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the annuitant      a Policy Owner is   there is no       the Policy continues with the Policy
                   living              named contingent  Owner as the Policy annuitant unless
                                       or joint          the Owner names a new annuitant.
                                       annuitant
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the annuitant      the Policy Owner    - - -             the annuitant's death is treated as
                   is a                                  a Policy Owner's death.
                   non-person
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an annuitant       a Policy Owner is   the contingent    contingent annuitant becomes the
                   living              or joint          annuitant, and the Policy continues.
                                       annuitant is
                                       living
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                  IF DEATH OCCURS ON OR AFTER THE ANNUITY DATE:

IF THE
DECEASED IS.....   AND...           THEN THE.....
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any Policy Owner   there is a       surviving Policy Owner remains as Owner for purposes of
                   living joint     distributing any remaining Policy proceeds pursuant to
                   Owner, and       the annuity income option then in effect.  If the annuity
                   the annuitant    benefit payee was the deceased Policy Owner, the
                   is living        surviving Owner receives the proceeds.  If the payee is
                                    other  than  the  deceased  Owner,  proceeds
                                    continue  to be paid to the payee  until the
                                    payee's  death,  then are paid to the Policy
                                    beneficiary.
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any Policy  Owner  there is no      Policy  beneficiary  becomes  the Policy Owner for purposes
                   surviving        of distributing any remaining Policy proceeds  pursuant to the
                   joint owner,     annuity income  option then in effect.  If the annuity benefit
                   and the          payee was the Owner,  then the Policy  beneficiary
                   annuitant        receives the proceeds. If the payee is other than the
                   is living        Owner,  proceeds  continue to be paid to the
                                    payee until the payee's death, then are paid to the
                                    Policy beneficiary.
-----------------------------------------------------------------------------------------------
any Policy         any Policy       Policy Owner (or other named payee) receives distribution
annuitant          Owner is living  of any remaining Policy proceeds pursuant to the annuity income option then in effect.
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the annuitant      the annuitant    Policy beneficiary becomes the Policy Owner for purposes
                   is also the      of distributing any remaining Policy proceeds pursuant to
                   Policy Owner     the annuity income option then in effect.  If the annuity
                                    benefit payee was the Owner, then the Policy beneficiary
                                    receives the  proceeds.  If the  payee is  other  than  the
                                    Owner,  proceeds continue  to be paid to the payee  until the payee's  death,  then are paid to the Policy beneficiary.
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o       ANNUITY INCOME PHASE

                Annuity payments:
                - require investments to be allocated to our general account, so are not variable.
                -   may be subject to a surrender charge.
                    may be taxable and, if premature, subject to a tax penalty.

        A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) you name. You will receive the annuity benefits unless you designate another payee(s). The level of annuity payments is determined by your Policy value, the annuitant's sex (except where prohibited by law) and age, and the annuity income option selected. All or part of your Policy Surrender Value may be placed under one or more annuity income options.

        Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity income option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or annuitant's age or survival. Unless you specify otherwise, the payee is the Owner.

        Payments under the annuity income options are FIXED ANNUITY PAYMENTS based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher interest rate for annuity income options. Current immediate annuity rates for option 5 for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are

 Acacia Allocator Annuity
based upon the tables contained in the Policy). The guaranteed amounts are based on the 1983 Table "a" Individual Annuity Table projected 17 years, and an interest rate which is guaranteed to yield 3% on an annual basis. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

o       WHEN ANNUITY INCOME PAYMENTS BEGIN
        You may select the Annuity Date by completing an election form that you can request from us at any time. This date will be the earlier of the date you select or the first day of the month following the annuitant's 90th birthday. Tax-qualified Policies may require an earlier Annuity Date. You may change this date to any other date earlier than the annuitant's 90th birthday by sending Written Notice for our receipt at least 30 days before the then current Annuity Date.

o       SELECTING AN ANNUITY INCOME OPTION

                    The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

        You choose the annuity income option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin. If no selection is made by then, we will pay the Policy's Surrender Value in a single lump sum.

        If you die before the Annuity Date (and the Policy is in force), your beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

o       ANNUITY INCOME OPTIONS
        Once fixed annuity payments under an annuity income option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options 1, 2, 3 or 4 to option 5 after the Annuity Date. However, we reserve the right to discontinue this practice.) When the Owner dies, we will pay any unpaid guaranteed payments to your beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.
        NOTE: UNLESS YOU ELECT AN ANNUITY INCOME OPTION WITH A GUARANTEED PERIOD OR OPTION 1, IT IS POSSIBLE THAT ONLY ONE ANNUITY PAYMENT WOULD BE MADE UNDER THE ANNUITY OPTION IF THE ANNUITANT DIES BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, ONLY TWO ANNUITY PAYMENTS WOULD BE MADE IF THE ANNUITANT DIED BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, ETC.
        Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)
        We may pay your Policy proceeds to you in one sum if they are less than $1,000, or when the annuity income option chosen would result in periodic payments of less than $20. If any annuity payment would be or becomes less than $20, we also have the right to change the frequency of payments to an interval that will result in payments of at least $20. In no event will we make payments under an annuity option less frequently than annually.

        The annuity income options are:

(1) INTEREST FOR LIFE. We pay interest on the amount retained for the Annuitant's lifetime, then pay the principal amount to the Beneficiary or as otherwise agreed.

(2) INTEREST FOR A FIXED PERIOD. We pay interest on the amount retained for a fixed period not exceeding 30 years, then pay the principal amount to you or as otherwise agreed.

(3) PAYMENTS FOR A FIXED PERIOD. Proceeds are paid in monthly installments for the specified period chosen not exceeding 30 years. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.

(4) PAYMENTS FOR A FIXED AMOUNT. Proceeds are paid in monthly installments of a specified amount of at least 5% annually of the amount retained until proceeds are paid in full.

(5) LIFE INCOME. Proceeds are paid as monthly income for the guaranteed period elected and then for the lifetime of a person you designate. A table in the Policy illustrates details.


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TAX MATTERS
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        The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax consideration relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

        When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest money (generally on a pre-tax basis) in an annuity as part of a pension or retirement plan that is subject to requirements and may have additional benefits under the Internal Revenue Code beyond those generally applicable to annuities (e.g., "qualified plan" such as IRAs, TSAs, and the like), your contract is called a "Qualified Policy." Other annuities, in which already taxed money is invested (other than as part of a qualified plan which can accept after-tax deposits), are referred to as a "Nonqualified Policy." The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan.

o       TAXATION OF NONQUALIFIED POLICIES

        If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Policy, the taxpayer generally must include in income any increase in the excess of the Policy value over the investment in the Policy (generally, the premiums paid for the Policy) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

        The following discussion generally applies to Policies owned by natural persons.

o WITHDRAWALS. When a withdrawal from a Nonqualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy value immediately before the distribution over the Owner's investment in the Policy (generally, the premiums paid for the Policy, reduced by any amount previously distributed from the Policy that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Policy.

o PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Nonqualified Policy, a federal tax penalty equal to 10% of the amount treated as income may be imposed. In general, however, there is no penalty on distributions:
     -  made on or after the taxpayer reaches age 59 1/2;
     -  made on or after an Owner's death;
     -  attributable to the taxpayer's becoming disabled; or
     - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

  Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

o ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

o TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Policy, or (ii) if distributed under an annuity income option, they are taxed in the same way as annuity payments.


 Acacia Allocator Annuity

o TRANSFERS, ASSIGNMENT OR EXCHANGES OF A POLICY. A transfer or assignment of ownership of the Policy, the designation of an Annuitant, the selection of certain dates for annuity payments to begin, or the exchange of the Policy may result in certain tax consequences to you that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

o WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

o WITHHOLDING FOR NONRESIDENT ALIEN OWNERS. Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

o MULTIPLE POLICIES. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount of gain includable in such Owner's income when a taxable distribution occurs.

o FURTHER INFORMATION. We believe that the Policy qualifies as an annuity contract for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Policy."


o       TAXATION OF QUALIFIED POLICIES

        The tax rules applicable to Qualified Policies vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Policy may be subject to the terms of the retirement plan itself, regardless of the terms of the Policy. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Policy comply with the law. Also, you may wish to consult a tax and/or financial adviser regarding the use of the Policy within a qualified or other retirement plan, since the purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits, guaranteed fees and asset allocation models that many retirement plans do not provide.

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAs) permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the optional guaranteed minimum death benefit provision(s) in the Policy comports with IRA qualification requirements.

o ROTH IRAS permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amount with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exception) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

 Acacia Allocator Annuity

o CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant, or both may result if the Policy is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Policy. The Policy includes guaranteed minimum death benefit options that in some cases may exceed the greater of the premiums or the Policy value. The standard death benefit or optional guaranteed minimum death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser.

o OTHER TAX ISSUES. Qualified Policies have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

  Distributions from Qualified Policies generally are subject to withholding for the Owner's Federal Income Tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

  "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

o       POSSIBLE TAX LAW CHANGES

        Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

        We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


MISCELLANEOUS
--------------------------------------------------------------------------------

o       ABOUT OUR COMPANY

RATINGS: A.M. BEST - A (EXCELLENT) for financial strength and operating performance. 3rd highest rating of 15 categories.
         STANDARD & POOR'S - AA (VERY STRONG) for insurer financial strength. 3rd highest rating of 21 categories.
         (THESE RATINGS DO NOT BEAR ON THE INVESTMENT PERFORMANCE OF ASSETS HELD IN THE SEPARATE ACCOUNT OR ON THE DEGREE OF RISK IN INVESTMENTS IN THE SEPARATE ACCOUNT.)

    Acacia National Life Insurance Company issues the Policy described in this prospectus and is responsible for providing each Policy's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the Commonwealth of Virginia in 1974. (On March 29, 2001, the Board of Directors authorized the Company's management to take the Company's domicile from the Commonwealth of Virginia to the District of Columbia.) We are an indirect majority-owned subsidiary of Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"), the ultimate parent company of Acacia Life Insurance Company, a District of Columbia domiciled company chartered by an Act of the United States Congress in 1869, and Ameritas Life Insurance Corp., Nebraska's first insurance company - in business since 1887. Ameritas Acacia and its subsidiaries had total GAAP (Generally Accepted Accounting Principles) assets at December 31, 2000 of over $7.4 billion. Our home office address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. Our service office address is 5900 "O" Street, Lincoln, Nebraska, 68510. (See page 1, 2 or the last page of this prospectus for information on how to contact us.)

        Our business is issuing life insurance and annuities throughout the United States (except Alaska, Maine, New Hampshire and New York), with an emphasis on products with variable investment options in underlying portfolios. The Ameritas Acacia companies are a diversified family of financial services businesses offering products and services including: individual life insurance, annuities, financial planning, group dental and vision insurance, mutual funds and other investments, banking, retirement plans, 401(k) plans and public financing.

 Acacia Allocator Annuity

o       DISTRIBUTION OF THE POLICIES

        The Advisors Group, Inc. ("TAG"), 7315 Wisconsin Avenue, Bethesda, Maryland 20814, an affiliate of ours, is the principal underwriter of the Policies. Like us, TAG is also an indirect wholly owned subsidiary of Ameritas Acacia Mutual Holding Company. TAG enters into contracts with various broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable insurance products. TAG is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Commissions paid to all distributors may be up to a total of 7% of premiums. We may also pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus' FEES section.

o       VOTING RIGHTS

        As required by law, we will vote the Subaccount shares in the underlying portfolios at regular and special shareholder meetings of the series funds pursuant to instructions received from persons having voting interests in the underlying portfolios. The underlying portfolios may not hold routine annual shareholder meetings.

        As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts you are invested in. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.


o       DISTRIBUTION OF MATERIALS

        We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

o       ADVERTISING

        From time to time, we may advertise several types of performance for the Subaccount variable investment options. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios. The following is a description of types of performance reporting:

        TOTAL RETURN is the overall change in the value of an investment in a Subaccount variable investment option over a given period of time.
        STANDARDIZED AVERAGE ANNUAL TOTAL RETURN is calculated in accordance with SEC guidelines. This shows the percentage return on $1,000 invested in the Subaccounts over the most recent 1, 5 and 10 year periods. If the variable investment option was not available for the full period, we give a history from the date money was first received in that option. This return reflects deduction of all recurring Policy charges during each period (i.e. mortality and expense risk charges, annual Policy fee, administrative expenses, and any applicable surrender charges). Standardized returns may reflect current waiver of any fees or current charges that are lower than our guaranteed maximum charges.
        NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a Subaccount's underlying portfolio has been in existence longer than the Subaccount, we may show non-standardized performance for periods that begin on the inception date of the underlying portfolio, rather than the inception date of the Subaccount. Otherwise, non-standardized average annual total return is calculated in a similar manner as that stated above, except we do not include the deduction of any applicable surrender charge (e.g., we assume the Policy continues beyond the period shown), and some non-standardized returns may be based on Policy sizes where the Policy fee would be waived.

o       LEGAL PROCEEDINGS

        As of the date of this Prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.


 Acacia Allocator Annuity
                                       28

APPENDIX A:  VARIABLE INVESTMENT OPTION PORTFOLIOS


        The Separate Account Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. THERE IS NO ASSURANCE THE INVESTMENT OBJECTIVES WILL BE MET.

        This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio for more information about that portfolio.

------------------------------- --------------------------------- -------------------------------
    Separate Account                 Investment Strategy            Investment Objective
        Portfolio
------------------------------- -----------------------------------------------------------------
            ALGER                           Offered through THE ALGER AMERICAN FUND
                                            Advised by FRED ALGER MANAGEMENT, INC.
------------------------------- -----------------------------------------------------------------
ALGER AMERICAN GROWTH           Common stock of companies with
                                growth potential and              Current Income and long-term
                                fixed-income securities.          capital growth
------------------------------- --------------------------------- -------------------------------
ALGER AMERICAN MIDCAP GROWTH    Common stocks of midsize U.S.
                                companies with promising          Long-term capital growth.
                                growth potential.
------------------------------- --------------------------------- -------------------------------
                                Common stocks of small,
                                fast-growing U.S. companies
ALGER AMERICAN SMALL            that offer innovative
CAPITALIZATION                  products, services or             Long-term capital growth.
                                technologies to a rapidly
                                expanding marketplace.
------------------------------- -----------------------------------------------------------------
                                 Offered through CALVERT VARIABLE SERIES, INC. CALVERT SOCIAL
        CALVERT SOCIAL                                    PORTFOLIOS
                                          Advised by CALVERT ASSET MANAGEMENT COMPANY
------------------------------- -----------------------------------------------------------------
CVS SOCIAL BALANCED             Mostly large-cap growth
                                oriented common stock of U.S.     Income and capital growth
                                companies, with some bonds and    through social criteria
                                money market instruments.         screened investments.
------------------------------- --------------------------------- -------------------------------
CVS SOCIAL INTERNATIONAL        Common stocks of mid to large     High total return through
EQUITY                          cap companies.                    social criteria screened
                                                                  investments.
------------------------------- --------------------------------- -------------------------------
                                Common stocks of mid size         Long-term capital growth
CVS SOCIAL MID CAP GROWTH       companies.                        through social criteria
                                                                  screened investments.
------------------------------- --------------------------------- -------------------------------
CVS SOCIAL MONEY MARKET         High quality money market
                                securities.                       Current Income through social
                                                                  criteria screened investments.
------------------------------- --------------------------------- -------------------------------
                                Common stocks of small cap        Long-term capital growth
CVS SOCIAL SMALL CAP GROWTH     companies.                        through social criteria
                                                                  screened investments.
------------------------------- -----------------------------------------------------------------
           DEUTSCHE                   Offered through DEUTSCHE ASSET MANAGEMENT VIT FUNDS
                                          Advised by DEUTSCHE ASSET MANAGEMENT, INC.
------------------------------- --------------------------------- -------------------------------
                                                                  Match, before expenses,
                                                                  performance of the S&P 500
VIT EQUITY 500 INDEX            Common stocks of companies        Index, which emphasizes
                                that comprise the S&P 500         stocks of large U.S.
                                Index.                            companies.
------------------------------- --------------------------------- -------------------------------
                                                                  Match, before expenses,
                                Statistically selected sample     performance of the Russell
VIT SMALL CAP INDEX             of the securities found in the    2000 Small Stock Index which
                                Russell 2000 Index.               emphasizes stocks of small
                                                                  U.S. companies.
------------------------------- --------------------------------- -------------------------------
                                                                  Match, before expenses,
                                                                  performance of the Morgan
                                Stocks and other securities       Stanley Capital International
VIT EAFE(R)EQUITY INDEX          representative of the EAFE(R)    EAFE(R)Index, which emphasizes
                                Index as a whole.                 stocks of companies in major
                                                                  markets in Europe, Australia
                                                                  and the Far East.
------------------------------- -----------------------------------------------------------------
  FIDELITY (SERVICE CLASS 2)     Offered through VARIABLE INSURANCE PRODUCTS: SERVICE CLASS 2
                                      Advised by FIDELITY MANAGEMENT AND RESEARCH COMPANY
------------------------------- -----------------------------------------------------------------
VIP CONTRAFUND                  Common stocks of companies
                                whose value is not fully          Long-term capital growth.
                                recognized.
------------------------------- --------------------------------- -------------------------------
VIP EQUITY-INCOME               Income producing equity
                                securities.                       Reasonable income.
------------------------------- --------------------------------- -------------------------------
                                High yielding fixed-income
VIP HIGH INCOME                 securities, while also
                                considering growth of capital.    High level of current income.
------------------------------- --------------------------------- -------------------------------
       NEUBERGER BERMAN           Offered through NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST.
                                          Advised by NEUBERGER BERMAN MANAGEMENT INC.
------------------------------- -----------------------------------------------------------------
AMT GROWTH                      Common stocks, often of           Long-term capital growth.
                                companies that may be
                                temporarily out of favor in
                                the market.
------------------------------- --------------------------------- -------------------------------
AMT LIMITED MATURITY BOND       Fixed and variable rate debt      Current income; secondarily,
                                securities.                       total return.
------------------------------- --------------------------------- -------------------------------
AMT PARTNERS                    Common stocks of mid- to          Capital growth.
                                large-cap companies.
------------------------------- -----------------------------------------------------------------
         OPPENHEIMER                  Offered through OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                              Advised by OPPENHEIMER FUNDS, INC.
------------------------------- -----------------------------------------------------------------


                                    - A: 1 -
Acacia Allocator Annuity                                Variable Investment Options Portfolios

 ------------------------------- --------------------------------- -------------------------------
    Separate Account                 Investment Strategy            Investment Objective
        Portfolio
------------------------------- -----------------------------------------------------------------
AGGRESSIVE GROWTH /VA           Common stocks of "growth-type"    Capital appreciation.
                                companies.
------------------------------- --------------------------------- -------------------------------
CAPITAL APPRECIATION /VA        Common stocks of well-known       Capital appreciation.
                                established companies.
------------------------------- --------------------------------- -------------------------------
                                High yield fixed-income
                                securities, including foreign
HIGH INCOME /VA                 government and corporate debt     Current Income.
                                securities, U.S. government
                                securities, and "junk bonds."
------------------------------- --------------------------------- -------------------------------
                                Equity and debt securities,
MAIN STREET GROWTH & INCOME     including small to medium         Capital appreciation and
/VA                             capital issuers.                  current income.
------------------------------- --------------------------------- -------------------------------
STRATEGIC BOND /VA              Diversified portfolio of high     Current Income.
                                yield fixed-income securities,
                                including foreign government
                                and corporate debt securities,
                                U.S. government securities,
                                and "junk bonds."
------------------------------- -----------------------------------------------------------------
                                Offered through FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
     TEMPLETON (Class 2)                                     TRUST
                                         Advised by TEMPLETON INVESTMENT COUNSEL, LLC
------------------------------- -----------------------------------------------------------------
ASSET STRATEGY                  Equity securities of companies
                                in any country, debt
                                securities of companies and
                                governments of any country,
                                and money market instruments.     High total return.
------------------------------- --------------------------------- -------------------------------
                                Primarily equity securities of
                                companies located outside the
INTERNATIONAL SECURITIES        U.S., including those in          Long-term capital growth.
                                emerging markets.
------------------------------- --------------------------------- -------------------------------
           VAN ECK                    Offered through VAN ECK WORLDWIDE INSURANCE TRUST.
                                                Advised by VAN ECK ASSOCIATES.
------------------------------- -----------------------------------------------------------------
WORLDWIDE HARD ASSETS           Investing globally, primarily     Long-term capital
                                in securities of companies
                                that derive most of revenue or
                                profit from exploration,
                                development, production or
                                distribution of precious
                                metals, natural resources,        appreciation.
                                real estate or commodities.
------------------------------- --------------------------------- -------------------------------

                                    - A: 2 -
Acacia Allocator Annuity                  Variable Investment Options Portfolios

APPENDIX B: ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


    The following table shows Accumulation Unit values at the beginning and end of the periods indicated as well as the number of Accumulation Units outstanding for each Subaccount variable investment option portfolio as of the end of the periods indicated. The Separate Account's financial statements can be found in the Statement of Additional Information. (See the cover and back page to learn how to get a copy of the Statement of Additional Information.)

                                                                Value ($) at    Number (#) of
 Subaccount (date Subaccount was added                          End of Year   Accumulation Units
             to the Policy)                      Value ($) at    (December      At End of Year
                                          Year     Inception        31)         (December 31)
----------------------------------------- ------ -------------- ------------- -------------------
ALGER
        Alger American Growth             1996         10.00           10.91        26,933
        08/02/1996)                       1997                         13.71       132,282
                                          1998                         20.31       215,879
                                          1999                         26.92       414,435
                                          2000                         22.65       594,283
        Alger American MidCap             1996         10.00           10.77        12,949
        (08/02/1996)                      1997                         12.39        64,878
                                          1998                         16.14       102,971
                                          1999                         21.10       171,169
                                          2000                         22.74       278,773
        Alger American Small              1996         10.00           10.30        27,028
        Capitalization (08/02/1996)       1997                         11.48       132,551
                                          1998                         13.26       243,767
                                          1999                         18.85       338,805
                                          2000                         13.54       433,445
----------------------------------------- ------ -------------- ------------- -------------------
CALVERT SOCIAL
        CVS Social Balanced (08/02/1996)  1996         10.00           10.85           646
                                          1997                         13.03        39,756
                                          1998                          5.15        71,077
                                          1999                         16.85       125,510
                                          2000                         16.11       162,939
        CVS Social International Equity   1997         10.00           11.02         7,669
        (05/01/1997)                      1998                         13.06        63,614
                                          1999                         17.19       126,303
                                          2000                         16.11       162,939
        CVS Social Mid Cap Growth         1997         10.00           12.44         7,302
        (05/01/1997)                      1998                         16.15        59,588
                                          1999                         17.13        79,336
                                          2000                         18.86        93,612
        CVS Social Money Market           1996          1.00            1.02       137,527
        (08/02/1996)                      1997                          1.07     1,140,175
                                          1998                          1.12     1,704,121
                                          1999                          1.17     3,623,527
                                          2000                          1.22     7,337,882
        CVS Social Small Cap Growth       1996         10.00           10.84         5,157
        (08/02/1996)                      1997                          9.76        31,049
                                          1998                          9.16        39,943
                                          1999                         10.84        70,302
                                          2000                         11.38       112,055
----------------------------------------- ------ -------------- ------------- -------------------
DEUTSCHE
        VIT Equity 500 Index (5/01/2000)  2000         10.00           13.66       711,126
        VIT Small Cap Index (5/01/2000)   2000         10.00           11.06       124,507
        VIT EAFE(R)Equity Index           2000         10.00           11.24       335,934
        (5/01/2000)
----------------------------------------- ------ -------------- ------------- -------------------
FIDELITY (Service Class 2)
        VIP Contrafund (05/01/2000)       2000         10.00           23.44       711,126
        VIP Equity Income (05/01/2000)    2000         10.00           25.19       124,507
        VIP High Income (05/01/2000)      2000         10.00            8.06       335,934
----------------------------------------- ------ -------------- ------------- -------------------

                                     - B:1 -
Acacia Allocator Annuity                                Accumulation Unit Values

                                                                Value ($) at    Number (#) of
 Subaccount (date Subaccount was added                          End of Year   Accumulation Units
             to the Policy)                      Value ($) at    (December      At End of Year
                                          Year     Inception        31)         (December 31)
----------------------------------------- ------ -------------- ------------- -------------------
NEUBERGER BERMAN
        AMT Growth (08/02/1996)           1996         10.00           10.96        24,534
                                          1997                         14.13       100,057
                                          1998                         16.33       169,192
                                          1999                         24.35       183,748
                                          2000                         21.23       133,311
        AMT Limited Maturity Bond         1996         10.00           10.32        33,612
        (08/02/1996)                      1997                         11.01       240,629
                                          1998                         11.49       447,966
                                          1999                         11.56       622,801
                                          2000                         12.19       637,700
        AMT Partners (05/01/2000)         2000         10.00           16.03       167,016
----------------------------------------- ------ -------------- ------------- -------------------
OPPENHEIMER
        Aggressive Growth/VA              1997         10.00           12.53        60,337
        (05/01/1997)                      1998                         14.08       142,725
                                          1999                         25.64       167,349
                                          2000                         22.46       187,745
        Capital Appreciation/VA           1997         10.00           12.10       120,465
        (05/01/1997)                      1998                         15.00       264,865
                                          1999                         21.07       358,965
                                          2000                         20.75       308,108
        High Income/VA (05/01/1997)       1997         10.00           11.12        46,452
                                          1998                         11.15       121,519
                                          1999                         11.53       189,447
                                          2000                         10.95       161,548
        Main Street Growth & Income/VA    1997         10.00           12.84        38,357
        (05/01/1997)                      1998                         13.44       171,939
                                          1999                         16.22       261,678
                                          2000                         14.60       539,455
        Strategic Bond/VA (05/01/1997)    1997         10.00           10.77         6,641
                                          1998                         11.08        57,232
                                          1999                         11.29       110,661
                                          2000                         11.44       256,197
----------------------------------------- ------ -------------- ------------- -------------------
TEMPLETON (Class 2)
        Asset Strategy (05/01/2000)       2000         10.00           19.03         1,717
        International Securities          2000         10.00           18.51        32,565
        (05/01/2000)
----------------------------------------- ------ -------------- ------------- -------------------
VAN ECK
        Worldwide Hard Assets             1996         10.00           10.52        10,740
        (08/26/1996)                      1997                         10.34        53,425
                                          1998                          7.14       133,906
                                          1999                          8.56       165,933
                                          2000                          9.41       175,174
----------------------------------------- ------ -------------- ------------- -------------------


                                     - B:2 -
Acacia Allocator Annuity                                Accumulation Unit Values

APPENDIX C: TAX-QUALIFIED PLAN DISCLOSURES
-------------------------------------------------------------------------------


                                      INDEX
Disclosure Statement for IRA, SEP IRA, SIMPLE IRA, & Roth IRA plan....Page C: 1
Withdrawal Restrictions for 403(b) Tax Sheltered Annuity plan.........Page C: 10


--------------------------------------------------------------------------------
DISCLOSURE STATEMENT                                         |              IRA
ACACIA NATIONAL LIFE INSURANCE COMPANY                       |          SEP IRA
(WE, US, OUR, THE COMPANY)                                   |       SIMPLE IRA
                                                             |         ROTH IRA
                       for annuity policies issued as a(n):
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
Part I: Purpose; Your Right to Cancel Your IRA
Part II. Provisions of the IRA Law
  A. Eligibility
  B. Nontransferability
  C. Nonforfeitability
  D. Premium
  E. Contribution Limits
  F. Distribution Rights
Part III: Restrictions and Tax Considerations
---------------------------------------------
  A. Timing of Contributions
  B. Timing of Roth IRA Conversions
  C. Deductible IRA Contributions
  D. Non-deductible Regular IRA Contributions
  E. Effects of Conversion of
       Regular IRA to Roth IRA
  F. Recharacterization of
       IRA/ Roth IRA Contributions
  G. Excess Contributions
  H. Loans and Prohibited Transactions
  I. Taxability of Regular IRA Distributions
  J. Taxability of Roth IRA Distributions
  K. Lump Sum Distribution
  L. Premature IRA Distribution
  M. Minimum Required Distributions
  N. Tax Filing - Regular IRAs
  O. Tax Filing - Roth IRA
Part IV:  Status of our IRA Plan
Part V:  Financial Disclosure

For purchasers of a Internal Revenue Code Section 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, 408(p) Savings Incentive Match (SIMPLE IRA) Plan or a 408A Roth IRA, please review the following:

PART I.  PURPOSE; YOUR RIGHT TO CANCEL YOUR IRA

THE INFORMATION PROVIDED IN THIS DISCLOSURE STATEMENT IS PROVIDED PURSUANT TO INTERNAL REVENUE SERVICE ("IRS") REQUIREMENTS. IT DOES NOT CONSTITUTE LEGAL OR TAX ADVICE. FOR THAT, CONTACT YOUR OWN LEGAL OR TAX ADVISOR. Numerical references refer to sections of the Internal Revenue Code (IRC).

If you have any questions about your Policy, please contact us at the address and telephone number shown below. For further information about IRAs, contact your personal tax advisor, any district office of the Internal Revenue Service
(IRS), or consult IRS publication 590: Individual Retirement Arrangements. Pub. 590 can be obtained by calling 1-800-TAX-FORM (829-3676).

After you establish an IRA Plan with us, you may revoke your IRA within a limited time and receive a full refund of any initial premium paid. The period to revoke will not be less than seven days following the date your IRA plan policy is issued. To do so, send a signed and dated written notice and your Policy to us at:

                     Acacia National Life Insurance Company
                   Service Center, Attn: Annuity Service Team
                                 P.O. Box 82579
                                Lincoln, NE 68501
                            Telephone 1-888-837-6791

Your revocation will be effective on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid. After your Policy's free look period expires, you cannot forfeit your interest in your IRA or transfer ownership to another person.


PART II.  PROVISIONS OF THE IRA LAW

Your variable annuity Policy can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP IRA), or a salary reduction Simplified Employee Pension Plan (SARSEP), a SIMPLE IRA, or a Roth IRA. A separate policy must be purchased for each individual under each plan. State income tax treatment of IRAs varies; this disclosure only discusses the federal tax treatment of IRAs. While provisions of the IRA law are similar for all such plans, the major differences are set forth under the appropriate topics below.

                                     - C:1 -
Acacia National Life                              Tax-Qualified Plan Disclosures

A.  ELIGIBILITY

REGULAR IRA PLAN: Any person under age 70 1/2 and earning income from personal services may establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the person (or person's spouse) is an "active participant" in an employer sponsored retirement plan.

ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA). Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

Divorced spouses can continue a Spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

ROTH IRAS: A Roth IRA must be designated as such when it is established. Eligibility to contribute or convert to a Roth IRA is subject to income and other limits. Unlike Regular IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

    1. A REGULAR  ROTH  IRA  is  a  Roth  IRA   established  to  receive  annual
      contributions and/or qualified rollover contributions (including IRA conversion contributions) from other Roth IRAs or from other IRAs if permitted by the policy and endorsement. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made.

    2. A ROTH CONVERSION IRA is a Roth IRA established to receive only rollovers or conversions from non-Roth IRAs made in the same tax year and is limited to such contributions.

    3. SPOUSAL ROTH IRA ARRANGEMENT: A Spousal Roth IRA may be set up for a "non-working" spouse who has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in PART II, MAXIMUM CONTRIBUTIONS--SPOUSAL ROTH IRA ARRANGEMENT. Divorced spouses can continue a Spousal Roth IRA or start a regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in IRS form 5305-SEP.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee may participate in a SARSEP plan based on eligibility requirements set forth in IRS form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE IRA): An employee may participate in a SIMPLE IRA Plan based on eligibility requirements set forth in IRS Form 5304-SIMPLE or other plan document provided by the employer. A SIMPLE IRA must be established as such, thus some policies may not be available for use with a SIMPLE IRA Plan.

B.  NONTRANSFERABILITY

You may not transfer, assign or sell your IRA Plan to anyone (except in the case of transfer incident to divorce).

C.  NONFORFEITABILITY

The value of your IRA Plan belongs to you at all times, without risk of forfeiture.

D.  PREMIUM

The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP
IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP Plan established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA are limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,500, as adjusted) or of employer non-elective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

E.  CONTRIBUTION LIMITS

REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. Further, this is the maximum amount you may contribute to ALL IRAs in a year (including Roth IRAs, but not Education IRAs or employer contributions or salary deferrals made to SEP or SIMPLE IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income is above the "phase-out level." You will only be deemed to be an active participant and your deductions for contributions subject to phase-out because of your spouse's participation in an employer- sponsored retirement plan, if your combined adjusted gross income exceeds $150,000. SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS.

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Acacia National Life                              Tax-Qualified Plan Disclosures

ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

There are two ways to make a rollover to an IRA:

   1. PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.

   2. DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

FOR RULES APPLICABLE TO ROLLOVERS OR TRANSFERS TO ROTH IRAS, SEE THE PARAGRAPHS ON ROTH AND ROTH CONVERSION IRAS, THAT FOLLOW.

Certain distributions are NOT considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed. Also, hardship distributions made from 401(k) or 403(b) plans are no longer considered eligible rollover distributions except as otherwise permitted by the Internal Revenue Service. The Internal Revenue Service announced transition relief from this rule for 1999.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan PROVIDED YOU MAKE NO CONTRIBUTIONS TO THE IRA OTHER THAN FROM THE FIRST EMPLOYER'S PLAN. THIS IS KNOWN AS "CONDUIT IRA," AND YOU SHOULD DESIGNATE YOUR ANNUITY AS SUCH WHEN YOU COMPLETE YOUR APPLICATION.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA is the lesser of 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or $4,000. No more than $2,000 may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS).

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

ROTH IRA: The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education, SARSEP or SIMPLE IRAs) is the lesser of $2,000 or 100% of compensation. (This limit does not apply to rollover contributions, which includes amounts converted from a Regular IRA to a Roth
IRA). If an individual contributes to both a Regular IRA and Roth IRA for the same tax year, contributions are treated as first made to the Regular IRA. For Roth IRAs, this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $10,000 for married individuals who file separate tax returns. Adjusted Gross Income ("AGI") for this purpose includes any deductible contribution to a Regular IRA, (i.e., the deduction is disregarded) but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA.

Rollovers and transfers may also be made from one Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (SEE PART II, CONTRIBUTION LIMITS: ROLLOVER IRA, ABOVE).

Also, rollovers or conversions may be made from non-Roth IRAs to a Roth IRA. These contributions can be commingled with regular Roth contributions if your policy permits. To be eligible to make such a conversion or rollover from a non-Roth IRA, the taxpayer's AGI for the taxable year cannot exceed $100,000 (joint or individual) and he or she must NOT be married filing a separate tax return (unless the taxpayer lives apart from his of her spouse at all times during the year). A rollover from a non-Roth IRA to a Roth IRA does not count toward the limit of one rollover per IRA in any 12-month period under the normal IRA rollover rules. Also, eligible rollover distributions received by you or your spouse from a qualified plan other than an IRA, may not be directly rolled over to a Roth IRA. However, you may be able to roll such a distribution over to a non-Roth IRA, then convert that IRA to a Roth IRA. Also if you are eligible to make a conversion, you may transfer amounts from most non-Roth IRAs (other than Education IRAs). Conversion of an individual's SIMPLE IRA is only permitted after expiration of the 2-year period which begins on the date the individual first participated in any SIMPLE IRA Plan of the employer. Once an amount in a SIMPLE IRA or SEP has been converted to a Roth IRA, it is treated as a Roth IRA contribution for all purposes. Future contributions under the SEP or SIMPLE Plan may not be made to the Roth IRA. AGI for the purpose of determining eligibility to convert to a Roth IRA does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA, but does include the amount of any deductible contribution made to a Regular IRA for the tax year. In addition, for tax years

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Acacia National Life                              Tax-Qualified Plan Disclosures
beginning before January 1, 2005, required minimum distributions from an IRA are included in AGI for purposes of determining eligibility for conversion to a Roth IRA. However, for tax years beginning after December 31, 2004, required minimum distributions from an IRA will not be included in AGI (solely for purposes of determining the $100,000 AGI limit on conversions).

ROTH CONVERSION IRA: A Roth Conversion IRA is a Roth IRA that only accepts IRA conversion contributions made during the same tax year. You should not designate your policy as a Roth Conversion IRA if you wish to make both regular Roth and Conversion contributions to the policy.

SPOUSAL ROTH IRA ARRANGEMENT: If the "non-working" spouse's compensation is less than $2,000, the spouses file a joint tax return, and their combined AGI (unreduced by any deductible IRA contribution made for the year, but not including any amounts includable in income as a result of a conversion to a Roth
IRA) is $150,000 or below, a contribution of up to $2,000 may be made to a separate Spousal Roth IRA in the name of the "non-working" spouse. The $2,000 limit is phased out proportionately between $150,000 and $160,000 of AGI (modified as described above). Spouses are not required to make equal contributions to both Roth IRAs; however no more than $2,000 may be contributed to the "working" or "non-working" spouse's Roth IRA for any year, and the total amount contributed annually to all IRAs (including both Roth and Regular IRAs, but not Education, SARSEP, or SIMPLE IRAs) for both spouses cannot exceed $4,000. If the combined compensation of both spouses (reduced by any deductible IRA or non-deductible Roth contributions made for the "working" spouse) is less than $4,000, the total contribution for all IRAs is limited to the total amount of the spouses' combined compensation. These limits do not apply to rollover contributions.

For divorced spouses, the contribution limit to a Roth IRA is the lesser of $2,000 or the total of the taxpayer's compensation and alimony received for the year, subject to the applicable phase-out limits for eligibility to make contributions to a Roth IRA. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum contribution they are eligible to make in a Roth IRA).

SEP IRA PLAN: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP IRA the same as you do to a Regular IRA; however, you will be considered an "active participant" for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a SARSEP, the maximum amount of employee pre-tax contributions which can be made is $7,000 (adjusted for cost of living increases). New SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $6,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified time frames in advance of the plan year or election period. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

F.    DISTRIBUTION REQUIREMENTS

    1.  IRA (EXCEPT ROTH IRAS) DISTRIBUTION REQUIREMENTS

WHILE YOU ARE LIVING. Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary.

Once you reach your RBD, you must withdraw at least a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution for your first "required distribution year" (assuming an annuity payout has not been elected) divide your entire interest (subject to certain adjustments) in your IRA (generally as of December 31 of the calendar year immediately preceding your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. For subsequent required distribution calendar years, the applicable life expectancy(ies) will be applied to your IRA account balance as of December 31 of the calendar year immediately preceding the distribution calendar year (subject to adjustments). Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is being recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required during your lifetime under IRS regulations, unless your spouse is the designated beneficiary. If your designated beneficiary is not your spouse, the designated beneficiary's age will be deemed to be no more than ten (10) years younger than you when determining life expectancy for required payouts. However, under current I.R.S. proposed regulations, this rule only applies while you are living and life expectancy of your beneficiary after your death can be determined without regard to this rule.

AFTER YOUR DEATH. If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally

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Acacia National Life                              Tax-Qualified Plan Disclosures
be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over his or her life expectancy if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

    2.  ROTH IRA DISTRIBUTION REQUIREMENTS

WHILE YOU ARE LIVING.  None, even after you reach age 70 1/2.

AFTER YOUR DEATH. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an interest only option), the remaining Policy value will continue to be distributed to your designated beneficiary according to the terms of the elected options, (provided that method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5)).

If you die before you have elected an annuity option or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA generally must be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over a period not longer than his or her life expectancy provided the election is made and distributions commence by December 31 of the calendar year following the calendar year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

    3.  TAKING REQUIRED MINIMUM DISTRIBUTIONS FROM ONE IRA:

AGGREGATING  MINIMUM  DISTRIBUTIONS:   If  you  are  required  to  take  minimum
distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular
IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). However, an individual required to receive minimum distributions as a beneficiary under a Roth IRA can only satisfy the minimum distributions for one Roth IRA by receiving distributions from another Roth IRA if the Roth IRAs were inherited from the same decedent. Because of these requirements, we cannot monitor the required distribution amounts from IRAs held with us. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.


PART III. RESTRICTIONS & TAX CONSIDERATIONS

A.  TIMING OF CONTRIBUTIONS

Once you establish an IRA, (including a Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED WITH WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR TAX YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT TAX YEAR. SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

B.      TIMING OF ROTH IRA CONVERSIONS

Conversions from a non-Roth IRA to a Roth IRA for a particular tax year, MUST BE INITIATED SO THAT THE DISTRIBUTION OR TRANSFER FROM THE NON-ROTH IRA IS MADE BY DECEMBER 31 OF THAT YEAR. YOU DO NOT HAVE UNTIL THE DUE DATE OF YOUR TAX RETURN FOR A YEAR TO CONVERT A REGULAR IRA TO A ROTH IRA FOR THAT TAX YEAR. For example, if you wish to convert a Regular IRA to a Roth IRA in 2001, the conversion and transfer must be made by December 31, 2001, even though your tax return for 2001 may not be due until April 15, 2002.

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Acacia National Life                              Tax-Qualified Plan Disclosures

C.  DEDUCTIBLE IRA CONTRIBUTIONS

The amount of permissible contributions to your Regular IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI).

If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000.

If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

If your AGI is not above the maximum applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

Active participants with income above the phaseout range are not entitled to an IRA deduction. The phaseout limits are scheduled to increase as follows:

MARRIED FILING JOINTLY        SINGLE/HEAD OF HOUSEHOLD
----------------------       ------------------------
YEAR    AGI                   AGI
----
2001    $53,000 - $  63,000   $33,000 - $43,000
2002    $54,000 - $  64,000   $34,000 - $44,000
2003    $60,000 - $  70,000   $40,000 - $50,000
2004    $65,000 - $  75,000   $45,000 - $55,000
2005    $70,000 - $  80,000   $50,000 - $60,000
2006    $75,000 - $  85,000   $50,000 - $60,000
2007  + $80,000 - $ 100,000   $50,000 - $60,000

You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP, SIMPLE IRA and Roth IRA contributions are not deductible by you.

Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not Education
IRAs) for a calendar year is $2,000 or 100% of compensation, whichever is less.

D.  NON-DEDUCTIBLE REGULAR IRA CONTRIBUTIONS

You may make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). The sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS THE COMPANY DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

E.  EFFECTS OF CONVERSION OF REGULAR IRA TO ROTH IRA

If you convert all or part of a non-Roth IRA to a Roth IRA, the amount converted from the non-Roth IRA will be taxable as if it had been distributed to you in the year of distribution or transfer from the non-Roth IRA. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion.

Amounts properly converted from a non-Roth IRA to a Roth IRA are generally not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty.

You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert to a Roth IRA or take distributions from a Roth IRA. IT WILL ALSO BE IMPORTANT FOR YOU TO KEEP TRACK OF AND REPORT ANY REGULAR OR CONVERSION CONTRIBUTIONS YOU MAKE TO YOUR ROTH IRAS AS REQUIRED BY THE IRS. CONVERSION CONTRIBUTIONS, RECHARACTERIZATIONS OF CONVERSIONS AND DISTRIBUTIONS FROM A ROTH IRA MUST BE REPORTED ON IRS FORM 8606.


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Acacia National Life                              Tax-Qualified Plan Disclosures

F.  RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS

IRA owners are permitted to treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year in a process known as "recharacterization". A recharacterization is accomplished by an individual who has made a contribution to an IRA of one type for a taxable year, electing to treat the contribution as having been made to a second IRA of a different type for the taxable year. To accomplish the recharacterization, a trustee-to-trustee transfer from the first IRA to the second IRA must be made on or before the due date (including extensions) for filing the individual's Federal income tax return for the taxable year for which the contribution was made to the first IRA. Any net income attributable to the recharacterized contribution must also be transferred to the second IRA. Once the transfer is made, the election is irrevocable. The effect of recharacterizing a contribution is that it is treated as having been originally contributed to the second IRA on the same date and (in the case of a regular contribution) for the same taxable year that the contribution was made to the first IRA. If you elect to recharacterize a contribution, you must report the recharacterization and treat the contribution as having been made to the second IRA, instead of the first, on your Federal income tax return.

RECONVERSION RULES. If you convert a non-Roth IRA to a Roth IRA and then recharacterize it back to a non-Roth IRA, you are not permitted by IRS rules to reconvert the amount from the non-Roth IRA back to a Roth IRA before the beginning of the taxable year following the taxable year in which the amount was converted to a Roth IRA or, if later, the end of the 30-day period beginning on the day on which you recharacterized the Roth IRA to a non-Roth IRA. This rule will apply even if you were not eligible to make the original conversion because of your AGI or tax filing status. If you attempt a reconversion prior to the time permitted, it will be treated as a "failed conversion". The remedy for a failed conversion is recharacterization to a non-Roth IRA. If the failed conversion is not corrected, it will be treated as a regular contribution to a Roth IRA and thus, may be an excess contribution subject to a 6% excise tax for each tax year it remains in the Roth IRA to the extent it exceeds the maximum regular Roth IRA contribution permitted for the tax year. (SEE PART III. G., EXCESS CONTRIBUTIONS, BELOW). Also, the failed conversion will be subject to the 10% premature distribution penalty tax, unless corrected or an exception to that tax applies. CONSULT WITH YOUR TAX ADVISOR BEFORE ATTEMPTING A "RECONVERSION".

G.  EXCESS CONTRIBUTIONS

There is a 6% IRS penalty tax on IRA contributions made in excess of permissible contribution limits. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (SEE PART III, PREMATURE IRA DISTRIBUTIONS). The 6% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution (SEE PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

EXCESS  CONTRIBUTIONS TO A ROTH IRA: If you are ineligible and

                                     - C:6 -
Acacia National Life                              Tax-Qualified Plan Disclosures
convert a Regular IRA to a Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Roth IRA). You may also have an excess contribution if your conversion is a "failed conversion" that is not timely corrected. You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return (plus extensions) or recharacterize the contribution, if permitted (SEE PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

H.  LOANS AND PROHIBITED TRANSACTIONS

You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA Plan, and its full value (or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code. A pledge of your IRA as security for a loan will cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

I.  TAXATION OF REGULAR IRA DISTRIBUTIONS

Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

J.  TAXABILITY OF ROTH IRA DISTRIBUTIONS

"Qualified distributions" from a Roth IRA are not included in the owner's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a 5-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 59 1/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death; (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first home purchase (up to a lifetime limit of $10,000). The 5-year holding period for escaping inclusion in income begins with the first day of the tax year in which any contribution (including a conversion from a Regular IRA) is made to a Roth IRA of the owner. If the Roth IRA owner dies, this 5-taxable-year period is not redetermined for the Roth IRA while it is held in the name of a beneficiary or a surviving spouse who treats the decedent's Roth IRA as his or her own. However, a surviving spouse who treats the Roth IRA as his or her own, must receive any distributions as coming from the surviving spouse's own Roth IRA, thus it cannot be treated as being received by a beneficiary on or after the owner's death for purposes of determining whether the distribution is a "qualified distribution".

If a distribution from a Roth IRA is not a "qualified distribution" and it includes amounts allocable to earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty if the owner is under age 59 1/2. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made. Only the portion of the conversion includable in income as a result of the conversion would be subject to the penalty tax under this rule. The 5-taxable-year period for this purpose is determined separately for each conversion contribution and may not be the same as the 5-taxable-year period used to determine whether a distribution from a Roth IRA is a "qualified distribution" or not. FOR THIS REASON IT IS IMPORTANT THAT YOU KEEP TRACK OF WHEN YOUR CONVERSION CONTRIBUTIONS ARE MADE TO YOUR ROTH IRA. (SEE
PART III. L., PREMATURE IRA DISTRIBUTIONS).

Unlike Regular IRAs, distributions from Roth IRAs come first from regular contributions, then converted amounts on a first-in first-out basis, and last from earnings. Any distributions made before 2001 which are attributable to 1998 conversion contributions for which the 4-year income-tax spread is being utilized, will result in an acceleration of taxable income in the year of distribution up to the amount of the distribution allocable to the 1998 conversion. This amount is in addition to the amount otherwise includable in gross income for that taxable year as a result of the conversion, but not in excess of the amount required to be included over the 4-year period. This tax treatment would likewise apply in the case of distributions made by a surviving spouse who elects to continue the 4-year spread on death of the original owner of the Roth IRA. Generally, all Roth IRAs (both regular Roth IRAs and Roth Conversion IRAs) must be treated as one for purposes of determining the taxation of distributions. However, if a Roth IRA is held by an individual as beneficiary of a deceased Roth IRA owner, the 5-taxable-year period used to determine whether distributions are qualified or not is determined independently of the 5-year-taxable period for the beneficiary's own Roth IRAs. However, if a surviving spouse elects to treat the Roth IRA as his or her own, the 5-year-taxable period for all of the surviving spouse's Roth IRAs is the earlier of the end of either the 5-taxable-year period for the decedent or that applicable to the surviving spouse's own Roth IRAs.

THE RULES FOR TAXING NON-QUALIFIED DISTRIBUTIONS AND PREMATURE DISTRIBUTIONS OF CONVERSION AMOUNTS FROM A ROTH IRA ARE COMPLEX. TO ENSURE THAT YOU RECEIVE THE TAX RESULT YOU DESIRE, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR BEFORE TAKING A DISTRIBUTION FROM A ROTH IRA.

                                     - C:7 -
Acacia National Life                              Tax-Qualified Plan Disclosures

K.  LUMP SUM DISTRIBUTION

If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth
IRA), and is not eligible for the special 5 or 10 year averaging tax rules under Code Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

L.  PREMATURE IRA DISTRIBUTIONS

There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA, or if you receive a distribution of conversion amounts within the 5-year period beginning with the year of the conversion, any amounts distributed that were originally taxable as a result of the conversion) prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary;
(4) distributions made for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) distributions made for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) qualified first-time home buyer distributions (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse, or (8) distributions to satisfy a levy issued by the IRS. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. (BUT SEE ROTH IRA EXCEPTIONS BELOW).

Distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (SEE TAXABILITY OF ROTH IRA DISTRIBUTIONS) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income. In addition, any conversion amounts distributed within the 5-year period beginning with the year in which the conversion occurred, are subject to the 10% penalty tax even if the distribution is not currently taxable as income, unless one of the above mentioned exceptions to the penalty tax applies. The penalty tax will only apply to the amount of the conversion that was includable in income as a result of the conversion (i.e., it will not apply to non-deductible contributions that were converted from the Regular IRA).

M.  MINIMUM  REQUIRED  DISTRIBUTIONS  (SEE PART II. F.1. AND F.2.,  NON-ROTH IRA
    MINIMUM   DISTRIBUTION   REQUIREMENTS  AND  ROTH  IRA  MINIMUM  DISTRIBUTION
    REQUIREMENTS.)

If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

N.  TAX FILING-REGULAR IRAS

You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including
IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

O.  TAX FILING-ROTH IRA

It is your responsibility to keep records of your regular and conversion contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You will need this information to calculate your taxable income if any, when distributions from the Roth IRA begin. For example, conversion contributions must be reported to the Service on Form 8606. Form 5329 is required to be filed to the Service by you to report and remit any penalty or excise taxes. Consult the instructions to your tax return or your tax advisor for additional reporting requirements that may apply. Additional information is also available in IRS Publication 590.


PART IV. STATUS OF OUR IRA PLAN

We may seek, but are not obligated to obtain, IRS approved of your IRA, SEP IRA, SIMPLE IRA or Roth IRA form. Approval by the IRS is optional to us as the issuer. Approval by the IRS is to form only and does not represent a determination of the merits of the IRA, SEP IRA, SIMPLE IRA or Roth IRA.


PART V. FINANCIAL DISCLOSURE

Contributions to your IRA will be invested in a variable annuity policy. The variable annuity policy, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity policy IRA cannot be guaranteed or projected. The income and expenses of your variable annuity policy will affect the value of your IRA. Dividends from net income earned are reduced by investment advisory fees and also be certain other costs. For an explanation of these fees and other costs, please refer to your prospectus.

                                     - C:8 -
Acacia National Life                              Tax-Qualified Plan Disclosures

--------------------------------------------------------------------------------
WITHDRAWAL RESTRICTIONS
ACACIA NATIONAL LIFE INSURANCE COMPANY
(WE, US, OUR, THE COMPANY)
                                                 |   TAX-SHELTERED ANNUITY (TSA)
            for annuity policies issued as a:                               PLAN
--------------------------------------------------------------------------------

If this policy is purchased by the policyowner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b), distributions under the policy are limited as follows, notwithstanding policy language to the contrary:

A. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

    1. when the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

    2. in the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made.)

B. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

    1. When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

    2. in the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

        (i) benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

        (ii)contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.

                                     - C:9 -
Acacia National Life                              Tax-Qualified Plan Disclosures

Acacia Allocator Annuity               LAST PAGE

o       IMSA

      We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. Our membership in IMSA applies to us only and not to our products or affiliates.

                                    THANK YOU
for  reviewing  this  Prospectus.   You  should  also  review  the  series  fund
prospectuses  for  those  Subaccount   variable  investment  options  underlying
portfolios you wish to select.

                             IF YOU HAVE QUESTIONS,
                      contact your sales representative, or
                              write or call us at:

                     Acacia National Life Insurance Company
                                 Service Center
                                 P.O. Box 82579
                             Lincoln, Nebraska 68501
                                       or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-888-837-6791
                               Fax: 1-402-467-6153
                               www.acaciagroup.com


                          REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many can be found in the on-line services section of our Web Site. Or, call us at our toll-free number and we'll send you the form you need.

o     STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

      A Statement of Additional Information and other information about us and the Policy with the same date as this prospectus contains more details concerning the disclosures in this prospectus.
      For a free copy, access it on the SEC's Web Site (WWW.SEC.GOV/EDAUX/PROSPECT.HTM, and type in "Acacia National"), or write or call us. Here is the Table of Contents for the Statement of Additional
Information:


                                     BEGIN
                                    ON PAGE
----------------------------------- ---------
General Information and History        1
Services
----------------------------------- ---------
Purchase of Securities Being           2
Offered
Underwriters
----------------------------------- ---------
Calculation of Performance             2
  Standardized Performance
Reporting
  Non-Standardized Performance
Reporting
  Our Performance Reports
  Yields
----------------------------------- ---------
Additional Tax Information             6
  General
  Withholding Tax on Distributions
  Diversification
  Owner Control
  Multiple Contracts
  Partial 1035 Exchanges
  Contracts Owned by other than
Natural
     Persons
  Death Benefits
  Tax Treatment of Assignments
  Qualified Plans
  Tax Treatment of Withdrawals
  Types of Qualified Plans
----------------------------------- ---------
Other Information                      11
Service Marks & Copyright
Financial Statements
----------------------------------- ---------

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO


                                   Last Page

                                     ACACIA NATIONAL LIFE INSURANCE COMPANY LOGO
                                                        Acacia National Variable
                                                     Annuity Separate Account II

Statement of Additional Information: May 1,2001
to accompany Policy Prospectus dated:  May 1,2001

ALLOCATOR 2000 ANNUITY (sm)
Flexible Premium
Deferred Variable Annuity Policy
--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Policy prospectus and should be read in conjunction with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us through our Web Site at www.acaciagroup.com, or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.


TABLE OF CONTENTS                               Page

General Information and History....................1
Services

Purchase of Securities Being Offered...............2
Underwriters

Calculation of Performance 2
    Standardized Performance Reporting
    Non-Standardized Performance Reporting
    Other Performance Reporting
    Yields

Additional Tax Information.........................6
    General
    Withholding Tax on Distributions
    Diversification
    Owner Control
    Multiple Contracts
    Partial 1035 Exchanges
    Contracts Owned by other than Natural Persons
    Death Benefits
    Tax Treatment of Assignments
    Qualified Plans
    Tax Treatment of Withdrawals
    Types of Qualified Plans

Other Information.................................11
Service Marks & Copyright
Financial Statements


                         GENERAL INFORMATION AND HISTORY

Acacia National Variable Annuity Separate Account II is a separate investment account of Acacia National Life Insurance Company ("we, us, our, Acacia"). We are a stock life insurance company organized under the insurance laws of the Commonwealth of Virginia in 1974. We are an indirect wholly owned subsidiary of Ameritas Acacia Mutual Holding Company, the ultimate parent company of Ameritas Life Insurance Corp. ("Ameritas Life"), Nebraska's first insurance company - in business since 1887, and Acacia Life Insurance Company, a District of Columbia domiciled company chartered by an Act of the United States Congress in 1869. We issue life insurance and annuities throughout the United States (except Alaska, Maine, Hampshire and New York), with an emphasis on products with variable investment options in underlying portfolios managed by advisors of nationally prominent mutual fund companies.

                                    SERVICES

The statutory basis financial statements of Acacia National Life Insurance Company as of December 31, 2000 and 1999, and for the years then ended, and the financial statements of the Subaccounts of Acacia National Variable Annuity Separate Account II as of December 31, 2000, and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1248 "O" Street Suite 1040, Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

All matters of state and federal law pertaining to the Policies have been reviewed by our internal legal staff.

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 1

                      PURCHASE OF SECURITIES BEING OFFERED

The Policy will be sold by licensed insurance agents in states where the Policies may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).


                                  UNDERWRITERS

The Policy is offered continuously and is distributed by The Advisors Group ("TAG"), 7315 Wisconsin Avenue, Bethesda, Maryland 20814. TAG, an affiliate of ours, is also an indirect wholly owned subsidiary of Ameritas Acacia Mutual Holding Company. TAG enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                                          YEAR:      1998       1999       2000
------------------------------------------------ --------- ---------- ----------
Variable annuity commission we paid to TAG        $726,952  $921,734  $1,088,714
that were paid to other broker-dealers and
representatives (not kept by TAG).
------------------------------------------------ --------- ---------- ----------
Variable annuity commission earned and kept by      none      none        none
TAG.
------------------------------------------------ --------- ---------- ----------
Fees we paid to TAG for variable annuity            $7,200    $7,200      $7,200
Principal Underwriter services.
------------------------------------------------ --------- ---------- ----------


                           CALCULATION OF PERFORMANCE

When we advertise performance for a Subaccount (except any Money Market Subaccount), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for a Subaccount will be shown for periods beginning on the date the Subaccount first invested in a corresponding series fund portfolio. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission ("SEC").

We report average annual total return information via internet and periodic printed reports. Average annual total return quotations on our internet Web Site will be current as of the previous Business Day. Printed average annual total return information may be current to the last Business Day of the previous calendar week, month, or quarter preceding the date on which a report is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will cover at least periods of one, five, and ten years, or a period covering the time the Subaccount has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series fund portfolio has been in existence for longer than the Subaccount, the non-standardized total return quotations will show the investment performance the Subacount would have achieved (reduced by the applicable charges) had it been invested in the series fund portfolio for the period quoted; this is referred to as "adjusted historical" performance reporting. Standardized average annual total return is not available for periods before the Subaccount was in existence.

Quotations of standardized average annual total return and non-standardized total return are based on historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a Subaccount and its corresponding series fund portfolio include general market conditions, operating expenses and investment management. An Owner's withdrawal value upon surrender of a Policy may be more or less than the premium invested in the Policy.

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 2

STANDARDIZED PERFORMANCE REPORTING
Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in a Subaccount at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the mortality and expense fee, the administrative expense charge, the annual Policy Fee (if any), and is presented assuming the most expensive of each of the types of optional features commonly sold is part of the hypothetical Policy. Current fees are used, not the guaranteed maximum fees. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

NON-STANDARDIZED PERFORMANCE REPORTING
We may also advertise non-standardized total return. Non-standardized total return may assume: (1) the Policy is not surrendered, so no withdrawal charges are levied; (2) the Subaccounts have existed for periods other than those required to be presented; (3) current charges are incurred if they are less than the Policy's guaranteed maximum charges; or (4) may differ from standardized average annual total return in other ways disclosed in the table description. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Policy. For these reasons, non-standardized total returns for a Subaccount are usually higher than standardized total returns for a Subaccount.

OUR PERFORMANCE REPORTS
The standardized average annual total returns for each investment portfolio (except the Calvert Social Money Market Subaccount) for the periods indicated are as follows (more recent returns may be more or less than the stated returns due to market volatility):

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDING ON 12/31/2000
(ASSUMES A $1,000 INVESTMENT IN ONLY THE SUBACCOUNT LISTED. REFLECTS CURRENT POLICY CHARGES, INCLUDING SURRENDER CHARGES. REFLECTS THE EXPERIENCE OF THE SUBACCOUNT AS OF THE DATE IT WAS ADDED TO THE SEPARATE ACCOUNT.) REFLECTS THESE CURRENT EXPENSES DEDUCTED DAILY FROM POLICY SEPARATE ACCOUNT ASSETS TO EQUAL THE ANNUAL % SHOWN: MORTALITY AND EXPENSE RISK CHARGE OF 1.25%, AND ADMINISTRATIVE EXPENSE CHARGE OF 0.10%. ALSO REFLECTS A $42 POLICY FEE.


   Subaccount   (date underlying series                                      Ten Year or, if
    fund portfolio was added to the                                               less,
    Separate Account)                          One Year        Five Year     Since Inception
----------------------------------------------------------------------------------------------
                                           Continue Policy  Continue Policy  Continue Policy
ALGER
o       Alger American Growth (8/26/96)           -27.83            N/A             16.45
o       Alger American MidCap (8/26/96)            -3.16            N/A             16.69
o       Alger American Small
        Capitalization (8/26/96)                  -39.12            N/A              1.58
CALVERT SOCIAL
o       CVS Social Balanced (8/26/96)             -16.33            N/A              6.36
o       CVS Social International Equity (5/1/97)  -29.65            N/A              3.58
o       CVS Social Mid Cap Growth (5/1/97)         -1.88            N/A              13.8
o       CVS Social Money Market (8/26/96)          -7.56            N/A             -1.57
o       CVS Social Small Cap Growth (8/26/96)      -6.59            N/A             -2.45

DEUTSCHE
o       VIT Equity 500 Index (5/1/2000)             N/A             N/A            -31.86
o       VIT Small Cap Index (5/1/2000)              N/A             N/A            -27.74
o       VIT EAFE(R)Equity Index (5/1/2000)          N/A             N/A             -34.7
FIDELITY (Service Class 2)
o       VIP Contrafund (5/1/2000)                   N/A             N/A            -5.53
o       VIP Equity Income (5/1/2000)                N/A             N/A            -44.01
o       VIP High Income (5/1/2000)                  N/A             N/A            -28.43

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 3


   Subaccount   (date underlying series                                      Ten Year or, if
    fund portfolio was added to the                                               less,
    Separate Account)                          One Year        Five Year     Since Inception
----------------------------------------------------------------------------------------------
                                           Continue Policy  Continue Policy  Continue Policy
NEUBERGER BERMAN
o       AMT Growth (8/26/96)                      -23.82            N/A              6.21
o       AMT Limited Maturity Bond (8/26/96)        -6.93            N/A             -1.74
o       AMT Partners (5/1/2000)                     N/A             N/A            -15.94
OPPENHEIMER
o       Aggressive Growth /VA (5/1/97)            -23.59            N/A             18.62
o       Capital Appreciation /VA (5/1/97)         -12.36            N/A             11.93
o       High Income /VA (5/1/97)                  -17.05            N/A            -10.95
o       Main Street Growth & Income /VA (5/1/97)  -21.59            N/A               2.1
o       Strategic Bond /VA (5/1/97)               -10.86            N/A             -8.46
TEMPLETON (CLASS 2)
o       Asset Strategy (5/1/2000)                   N/A             N/A             -17.6
o       International Securities (5/1/2000)         N/A             N/A            -14.76
VAN ECK
o       Worldwide Hard Assets (8/26/96)            -2.23            N/A            -15.97
------------------------------------------------------------------------------------------

The non-standardized average annual total returns that each Subaccount (except any Money Market Subaccount) would have achieved if it had been invested in the corresponding series fund portfolio for the periods indicated, calculated in a manner similar to standardized average annual total return (more recent returns may be more or less than the stated returns due to market volatility) are:

NON-STANDARDIZED "ADJUSTED HISTORICAL" AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDING ON 12/31/2000
(REFLECTS CURRENT BASE POLICY CHARGES THAT ARE APPLICABLE TO THE SEPARATE ACCOUNT ONLY; E.G., NO POLICY FEE, AND NO WITHDRAWAL CHARGES. ALSO REFLECTS EXPERIENCE OF THE SUBACCOUNT UNDERLYING PORTFOLIO FOR PERIODS BEYOND THE SUBACCOUNT'S OWN INCEPTION DATE.) (COMPUTED ON THE SAME BASIS AS STANDARDIZED TOTAL RETURN EXCEPT NO POLICY FEE IS REFLECTED, AND NO WITHDRAWAL CHARGES ARE REFLECTED SINCE THE POLICY IS INTENDED FOR LONG TERM INVESTMENT.) REFLECTS THESE CURRENT EXPENSES DEDUCTED DAILY FROM POLICY SEPARATE ACCOUNT ASSETS TO EQUAL THE ANNUAL % SHOWN: MORTALITY AND EXPENSE RISK CHARGE OF 1.25%, AND ADMINISTRATIVE EXPENSE CHARGE OF 0.10%.

    Subaccount (inception date of
    underlying series fund portfolio                                         Ten Year or, if
    where Subaccount has less than 10                                             less,
    year's experience)                         One Year        Five Year     Since Inception
----------------------------------------------------------------------------------------------
                                           Continue Policy  Continue Policy  Continue Policy
ALGER
o       Alger American Growth (9/5/89)           -15.66           17.71            19.01
o       Alger American MidCap (1/25/95)            8.99           17.63            20.73
o       Alger American Small
        Capitalization (9/21/88)                 -26.94            5.57            12.27
CALVERT SOCIAL
o       CVS Social Balanced (9/2/86)              -4.16            9.85            10.25
o       CVS Social International Equity (6/30/92)-17.47            9.57             8.96
o       CVS Social Mid Cap Growth (7/16/91)       10.27              14            12.31
o       CVS Social Money Market (6/30/92)           4.6            3.89             3.24
o       CVS Social Small Cap Growth (3/15/95)      5.57            6.29             6.89
DEUTSCHE
o       VIT Equity 500 Index (1/9/89)            -10.02             N/A            10.19
o       VIT Small Cap Index (11/15/88)            -3.69             N/A              2.7
o       VIT EAFE Equity Index (5/3/93)           -16.65             N/A              4.5
FIDELITY (Service Class 2)
o       VIP Contrafund (1/3/95)                  -18.82           13.04            16.89
o       VIP Equity Income (10/9/86)               -1.39            9.96            14.79
o       VIP High Income (9/19/85)                 -28.6           -1.32             7.74
NEUBERGER BERMAN
o       AMT Growth (9/10/84)                     -11.64            8.59            10.45
o       AMT Limited Maturity Bond (9/10/84)        5.23            3.36             4.35

o       AMT Partners (3/22/94)                     0.08            9.61            11.28
OPPENHEIMER
o       Aggressive Growth /VA (8/15/86)          -11.41           14.87            18.08
o       Capital Appreciation /VA (4/3/85)         -0.19            14.6            14.74
o       High Income /VA (4/30/86)                 -4.88           -1.87             7.09
o       Main Street Growth & Income /VA (7/5/95)  -9.42           10.97            14.37
o       Strategic Bond /VA (5/3/93)                 1.3           -0.54             1.08

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 4

    Subaccount (inception date of
    underlying series fund portfolio                                         Ten Year or, if
    where Subaccount has less than 10                                             less,
    year's experience)                         One Year        Five Year     Since Inception
----------------------------------------------------------------------------------------------
                                           Continue Policy  Continue Policy  Continue Policy
TEMPLETON (CLASS 2)
o       Asset Strategy (8/31/88)                  -3.16           10.58            12.27
o       International Securities (5/1/92)         -7.38           11.06            10.92
VAN ECK
o       Worldwide Hard Assets (9/1/89)             9.92           -4.51             1.67
----------------------------------------------------------------------------------------------

YIELDS
We may advertise the current annualized yield for a 30-day period for a Subaccount. The annualized yield of a Subaccount refers to the income generated by the Subaccount over a specified 30-day period. Because this yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period. THE YIELD IS COMPUTED BY DIVIDING THE NET INVESTMENT INCOME PER ACCUMULATION UNIT EARNED DURING THE PERIOD BY THE PRICE PER UNIT ON THE LAST DAY OF THE PERIOD, ACCORDING TO THE FOLLOWING
FORMULA:
                            YIELD=2[(a - b +1)6 - 1]
                                       cd
WHERE A=NET INVESTMENT INCOME EARNED DURING THE PERIOD BY THE PORTFOLIO COMPANY ATTRIBUTABLE TO SHARES OWNED BY THE SUBACCOUNT, B=EXPENSES ACCRUED FOR THE PERIOD (NET OF REIMBURSEMENTS), C=THE AVERAGE DAILY NUMBER OF ACCUMULATION UNITS OUTSTANDING DURING THE PERIOD, AND D=THE MAXIMUM OFFERING PRICE PER ACCUMULATION UNIT ON THE LAST DAY OF THE PERIOD. THE YIELD REFLECTS THE BASE POLICY MORTALITY AND EXPENSE RISK FEE AND ADMINISTRATIVE EXPENSE CHARGE. NET INVESTMENT INCOME WILL BE DETERMINED ACCORDING TO RULES ESTABLISHED BY THE SEC. THE YIELD ASSUMES AN AVERAGE POLICY SIZE OF $75,000, SO NO POLICY FEE IS CURRENTLY APPLICABLE, AND ALSO ASSUMES THE POLICY WILL CONTINUE (SINCE THE POLICY IS INTENDED FOR LONG TERM INVESTMENT) SO DOES NOT REFLECT ANY WITHDRAWAL CHARGE.

Because of the charges and deductions imposed by the Separate Account, the yield for a Subaccount will be lower than the yield for the corresponding series fund portfolio. The yield on amounts held in the Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield will be affected by the types and quality of portfolio securities held by the series fund and the series fund's operating expenses.

Any current yield quotations of the Calvert Social Money Market Subaccount, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Subaccount based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The Ameritas Money Market Subaccount's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing Policy having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting those Policy deductions stated above, and dividing the net change in Policy value by the value of the Policy at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The Calvert Social Money Market Subaccount's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Subaccount.

                                AS OF 12/31/2000

         REFLECTING CURRENT CHARGES               YIELD          EFFECTIVE YIELD
         Calvert Social  Money Market Subacccount  4.84%              4.96%

The Calvert Social Money Market Subaccount's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the series fund's expenses. Although we determine the Subaccount's yield on the basis of a seven calendar day period, we may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series fund's prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Policy owner's investment in the Calvert Social Money Market Subaccount nor that Subaccount's investment in the Calvert Social Money Market series fund portfolio is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 5

                           ADDITIONAL TAX INFORMATION

NOTE: THIS INFORMATION SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISOR. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR TRANSACTION INVOLVING THE POLICY. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICY MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND SPECIAL RULES NOT DESCRIBED IN THE POLICY PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in Policy value until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total withdrawal or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Policy. For a payment received as a partial withdrawal, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the Policy's cost basis is withdrawn. For Policies issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity income option is determined by multiplying the payment by the ratio that the cost basis of the Policy (adjusted for any period certain or refund feature) bears to the expected return under the Policy. Payments received after the investment in the Policy has been recovered (i.e. when the total of the excludable amounts equals the investment in the Policy) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Policy within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under a Policy should seek competent financial advice about the tax consequences of distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us.

WITHHOLDING TAX ON DISTRIBUTIONS
The Code generally requires us (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from Policies issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) a series of substantially equal annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Policy other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 6

DIVERSIFICATION
Section 817(h) of the Code provides that in order for a variable annuity policy based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such policy must be "adequately diversified." The Treasury regulations issued under Section 817(h) (Treas. Reg. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Separate Account. The Separate Account, through the series funds and their portfolios, intends to comply with those diversification requirements. We and the series funds have entered into agreements regarding participation in the series funds that requires the series funds and their portfolios to comply with the Treasury regulations.

OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Policy owner control of the investments of the Separate Account will cause the Policy owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to receipt of payments under the Policy.

Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS
The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. OWNERS SHOULD CONSULT A TAX ADVISER PRIOR TO PURCHASING MORE THAN ONE ANNUITY CONTRACT IN ANY CALENDAR YEAR.

PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service has stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. DUE TO THE UNCERTAINTY IN THIS AREA, OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS PRIOR TO ENTERING INTO A PARTIAL EXCHANGE OF AN ANNUITY CONTRACT.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS
Under Section 72(u) of the Code, the investment earnings on policy premiums will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such policies generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to policies held by a trust or other entity as an agent for a natural person nor to policies held by certain qualified plans. PURCHASERS SHOULD CONSULT THEIR OWN TAX COUNSEL OR OTHER TAX ADVISER BEFORE PURCHASING A POLICY TO BE OWNED BY A NON-NATURAL PERSON.


ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 7

DEATH BENEFITS
Any death benefits paid under the Policy are taxable to the beneficiary. The rules governing the taxation of payments from an annuity policy, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

TAX TREATMENT OF ASSIGNMENTS
AN ASSIGNMENT OR PLEDGE OF A POLICY MAY HAVE TAX CONSEQUENCES, AND MAY ALSO BE PROHIBITED BY ERISA IN SOME CIRCUMSTANCES. OWNERS SHOULD, THEREFORE, CONSULT COMPETENT LEGAL ADVISERS SHOULD THEY WISH TO ASSIGN OR PLEDGE THEIR POLICY.

QUALIFIED PLANS
The Policy offered by the Prospectus is designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Policies issued to fund the plan.

                          TAX TREATMENT OF WITHDRAWALS
                             NON-QUALIFIED PLANS

Section 72 of the Code governs treatment of distributions from annuity policies. It provides that if the policy value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.


                                 QUALIFIED PLANS

In the case of a withdrawal under a qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified Policy. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Policies issued and qualified under Code Sections 401 (Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities) and 408 and 408A (IRAs). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the owner
ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 8
or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Policy; (8) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the policy owner or annuitant (as applicable) and his or her spouse and dependents if the policy owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the policy owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and
(10) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and
(6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.


ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 9

TYPES OF QUALIFIED PLANS

The Policy is designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the policies issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Policy, unless we specifically consents to be bound. OWNERS, ANNUITANTS AND BENEFICIARIES ARE RESPONSIBLE FOR DETERMINING THAT CONTRIBUTIONS, DISTRIBUTIONS AND OTHER TRANSACTIONS WITH RESPECT TO THE POLICY COMPLY WITH APPLICABLE LAW.

A qualified Policy will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Policy has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. The following are general descriptions of the types of qualified plans with which annuity policies may be used. Refer to the Policy and Prospectus to determine those qualified plans with which this Policy may be used. Such descriptions are not exhaustive and are for general informational purposes only. THE TAX RULES REGARDING QUALIFIED PLANS ARE VERY COMPLEX AND WILL HAVE DIFFERING APPLICATIONS DEPENDING ON INDIVIDUAL FACTS AND CIRCUMSTANCES. EACH PURCHASER SHOULD OBTAIN COMPETENT TAX ADVICE PRIOR TO PURCHASING A POLICY ISSUED UNDER A QUALIFIED PLAN.

Policies issued pursuant to qualified plans include special provisions restricting Policy provisions that may otherwise be available as described herein. Generally, Policies issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies. (See "Tax Treatment of Withdrawals - Qualified Contracts" above.)

Federal law requires that optional annuity benefits provided under an employer's deferred compensation plan cannot vary between men and women. The Policies we sell in connection with certain qualified plans use annuity tables which do not differentiate based upon sex. We may also use such tables for use with certain non-qualified deferred compensation plans.


TAX-SHELTERED ANNUITIES
Public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code may purchase "tax-sheltered annuities," also known as "403(b) annuities." These qualifying employers may make contributions to the Policy for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Policy. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are allowed under this Policy. ANY EMPLOYEE SHOULD OBTAIN COMPETENT TAX ADVICE AS TO THE TAX TREATMENT AND SUITABILITY OF SUCH AN INVESTMENT.

INDIVIDUAL RETIREMENT ANNUITIES
Eligible individuals may contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of Policies for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. PURCHASERS OF POLICIES TO BE QUALIFIED AS IRAS SHOULD OBTAIN COMPETENT TAX ADVICE AS TO THE TAX TREATMENT AND SUITABILITY OF SUCH AN INVESTMENT.

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 10

ROTH IRAS
Individuals may purchase a non-deductible IRA known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any nonqualified Roth IRA distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until they exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable Roth IRA distributions.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

PENSION AND PROFIT-SHARING PLANS
Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Policy to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. PURCHASERS OF CONTRACTS FOR USE WITH PENSION OR PROFIT SHARING PLANS SHOULD OBTAIN COMPETENT TAX ADVICE AS TO THE TAX TREATMENT AND SUITABILITY OF SUCH AN INVESTMENT.


                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policy described in this Statement of
Additional Information. Not all information set forth in the registration statement is addressed in the Policy prospectus or this Statement. Information in the prospectus and this Statement are intended to be summaries. For a complete description of the terms of the registration, refer to the documents we file with the SEC. They may be accessed on the SEC's Web site at www.sec.gov/edaux/prospect.htm and type in "Acacia National" or you may review and copy it (for a fee) at the SEC's Public Reference Room in Washington D.C. (Call the SEC at 1-800-SEC-0330 for details and public hours.)

                            SERVICE MARKS & COPYRIGHT

"Acacia" and the griffin symbol are registered service marks of Acacia Life Insurance Company, which licenses their use to Acacia National Life Insurance Company. "Acacia Designer Annuity" is a registered service mark of Acacia
National Life Insurance Company. The Policy and Policy prospectus are copyrighted by Acacia National Life Insurance Company.


                              FINANCIAL STATEMENTS

Our financial statements follow this page of this Statement. They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

ACACIA ALLOCATOR ANNUITY                     STATEMENT OF ADDITIONAL INFORMATION
                                     SAI: 11

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Acacia National Life Insurance Company
Bethesda, Maryland

We have audited the accompanying statement of net assets of each of the subaccounts of Acacia National Variable Annuity Separate Account II (comprising, respectively, the Social Money Market Portfolio, Social Balanced Portfolio, Social Small Cap Growth Portfolio, Social Mid Cap Growth Portfolio, and Social International Equity Portfolio of the Calvert Variable Series, Inc.; the Growth Portfolio, MidCap Growth Portfolio, and Small Capitalization Portfolio of the Alger American Fund; the EAFE Equity Index Portfolio, Equity 500 Index Portfolio, and Small Cap Index Portfolio of the Deutsche Asset Management (all commenced May 1, 2000); the Stock Index Portfolio of the Dreyfus Family of Funds; the Equity-Income Portfolio Service Class 2 (commenced May 1, 2000), High Income Portfolio Service Class 2 (commenced May 17, 2000), and Contrafund Portfolio Service Class 2 (commenced May 2, 2000) of the Fidelity Variable Insurance Products; the Templeton Asset Strategy Fund Portfolio (commenced August 1, 2000), and the Templeton International Securities Fund Portfolio (commenced May 1, 2000) of the Franklin Templeton Variable Insurance Products Trust; the Limited Maturity Bond Portfolio, the Growth Portfolio, and the Partners Portfolio (commenced May 1, 2000) of the Neuberger Berman Advisers Management Trust; the International Stock Fund II Portfolio, and Discovery Fund II Portfolio of the Strong Variable Insurance Funds, Inc.; the Worldwide Hard Assets Fund Portfolio of the Van Eck Worldwide Insurance Trust; and the Capital Appreciation Fund Portfolio, Aggressive Growth Fund Portfolio, Main Street Growth & Income Fund Portfolio, High Income Fund Portfolio, and Strategic Bond Fund Portfolio of the Oppenheimer Variable Accounts Fund) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Acacia National Variable Annuity Separate Account II as of December 31, 2000, and the results of their operations and changes in net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 16, 2001


                                     F-I-1

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000


ASSETS
INVESTMENTS AT NET ASSET VALUE:
     CALVERT VARIABLE SERIES, INC.:
          Social Money Market Portfolio (Money Market) -
           9,288,973.060 shares at $1.00 per share (cost $9,288,972)           $         9,288,972
          Social Balanced Portfolio (Balanced)-
           1,311,481.352 shares at $2.002 per share (cost $2,826,656)                    2,625,587
          Social Small Cap Growth Portfolio (Small Cap Growth) -
           93,129.997 shares at $13.58 per share (cost $1,110,484)                       1,264,704
          Social Mid Cap Growth Portfolio (Mid Cap Growth) -
           56,890.572 shares at $31.03 per share (cost $1,880,815)                       1,765,315
          Social International Equity Portfolio (International Equity) -
           137,437.976 shares at $19.37 per share (cost $3,029,268)                      2,662,175
     THE ALGER AMERICAN FUND:
          Growth Portfolio (Growth) -
           284,868.737 shares at $47.27 per share (cost $14,943,611)                    13,465,746
          MidCap Growth Portfolio (MidCap Growth) -
           207,622.892 shares at $30.62 per share (cost $6,283,293)                      6,357,412
          Small Capitalization Portfolio (Small Capitalization) -
           251,068.841 shares at $23.49 per share (cost $8,517,898)                      5,897,608
     DEUTSCHE ASSET MANAGEMENT:
          EAFE Equity Index Portfolio (EAFE Equity Index) -
           338,961.284 shares at $11.14 per share (cost $4,214,380)                      3,776,029
          Equity 500 Index Portfolio (Equity 500 Index) -
           705,731.675 shares at $13.77 per share (cost $10,635,101)                     9,717,925
          Small Cap Index Portfolio (Small Cap Index) -
           124,145.948 shares at $11.10 per share (cost $1,441,997)                      1,378,019
     DREYFUS FAMILY OF FUNDS:
         Stock Index Portfolio (Stock Index) -
          227,337.606 shares at $34.00 per share (cost $3,955,777)                      7,729,478
    FIDELITY VARIABLE INSURANCE PRODUCTS:
         Equity-Income Portfolio Service Class 2 (Equity-Income S-Class 2) -
          80,611.893 shares at $25.41 per share (cost $1,890,282)                       2,048,348
         High Income Portfolio Service Class 2 (High Income S-Class 2) -
          20,252.480 shares at $8.13 per share (cost $193,968)                            164,653
         Contrafund Portfolio Service Class 2 (Contrafund S-Class 2) -
          37,236.590 shares at $23.64 per share (cost $920,653)                           880,272
    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
         Templeton Asset Strategy Fund Portfolio (Asset Strategy) -
          1,707.787 shares at $19.13 per share (cost $32,113)                              32,670
         Templeton International Securities Fund Portfolio (International
         Securities) -
          32,815.102 shares at $18.67 per share (cost $612,925)                           612,658


                                     F-I-2



                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000

ASSETS, CONTINUED

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST:
          Limited Maturity Bond Portfolio (Limited Maturity Bond) -
           589,090.748 shares at $13.19 per share (cost $7,984,241)                     7,770,108
          Growth Portfolio (Growth) -
           92,342.082 shares at $30.65 per share (cost $1,901,194)                      2,830,283
          Partners Portfolio (Partners) -
           165,451.718 shares at $16.17 per share (cost $2,650,079)                     2,675,354
     STRONG VARIABLE INSURANCE FUNDS, INC.:
          International Stock Fund II Portfolio (International Stock) -
           88,975.265 shares at $9.90 per share (cost ($52,787))                          880,855
          Discovery Fund II Portfolio (Discovery) -
           6,001.590 shares at $11.88 per share (Cost $87,205)                             71,299
     VAN ECK WORLDWIDE INSURANCE TRUST:
          Worldwide Hard Assets Fund Portfolio (Hard Assets) -
           136,515.895 shares at $12.07 per share (cost $1,568,879)                     1,647,747
     OPPENHEIMER VARIABLE ACCOUNTS FUND:
          Capital Appreciation Fund Portfolio (Capital Appreciation) -
           137,206.695 shares at $46.63 per share (cost $4,486,277)                     6,397,948
          Aggressive Growth Fund Portfolio (Aggressive Growth) -
           59,908.012 shares at $70.77 per share (cost $2,966,072)                      4,239,691
          Main Street Growth & Income Fund Portfolio (Growth & Income) -
           370,560.936 shares at $21.26 per share (cost $8,239,749)                     7,878,126
          High Income Fund Portfolio (High Income) -
           190,747.089 shares at $9.27 per share (cost $2,138,464)                      1,768,227
          Strategic Bond Fund Portfolio (Strategic Bond) -
           624,869.789 shares at $4.69 per share (cost $2,990,039)                      2,930,641

                                                                                 -----------------
NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                 $      108,757,850
                                                                                 =================




The accompanying notes are an integral part of these financial statements.



                                     F-I-3

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                    CALVERT VARIABLE SERIES, INC.
                                                                                ---------------------------------------

                                                                                                            SMALL CAP
                                                                    TOTAL       MONEY MARKET    BALANCED      GROWTH
                                                                --------------  -------------- -----------  -----------
                            2000
INVESTMENT INCOME:
  Dividend distributions received                             $   1,472,043   $     391,396  $     45,158 $      -----
  Mortality and expense risk charge                               1,346,314          87,578        31,365       13,796
                                                                --------------  -------------  -----------  -----------
NET INVESTMENT INCOME(LOSS)                                         125,729         303,818        13,793      (13,796)
                                                                --------------  -------------  -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain distributions                                 6,815,438           -----        79,723       47,666
  Net change in unrealized appreciation(depreciation)           (16,260,267)          -----      (215,500)       1,826
                                                                --------------  -------------  -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                                    (9,444,829)          -----      (135,777)      49,492
                                                                --------------  -------------  -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $  (9,319,100)  $     303,818  $   (121,984)$     35,696
                                                                ==============  =============  ===========  ===========


                            1999
INVESTMENT INCOME:
  Dividend distributions received                             $     900,358   $     138,880  $     45,695 $        280
  Mortality and expense risk charge                                 771,705          40,289        18,935        5,648
                                                                --------------  -------------  -----------  -----------
NET INVESTMENT INCOME(LOSS)                                         128,653          98,591        26,760       (5,368)
                                                                --------------  -------------  -----------  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain distributions                                 2,313,412           -----       156,551        -----
  Net change in unrealized appreciation(depreciation)            15,137,130           5,936        16,325      169,436
                                                                --------------  -------------  -----------  -----------
NET GAIN(LOSS) ON INVESTMENTS                                    17,450,542           5,936       172,876      169,436
                                                                --------------  -------------  -----------  -----------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $  17,579,195   $     104,527  $    199,636 $    164,068
                                                                ==============  =============  ===========  ===========






(1) Commenced business May 1, 2000.



The accompanying notes are an integral part of these financial statements.



                                     F-I-4



  CALVERT VARIABLE SERIES,INC.            THE ALGER AMERICAN FUND                    DEUTSCHE ASSET MANAGEMENT
-------------------------------   ------------------------------------------   ----------------------------------------
                                                                                 EAFE         EQUITY
     MID CAP     INTERNATIONAL                    MIDCAP         SMALL          EQUITY          500        SMALL CAP
     GROWTH         EQUITY          GROWTH        GROWTH     CAPITALIZATION    INDEX (1)     INDEX (1)     INDEX (1)
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------

$        ----- $        ----- $       -----   $      ----- $        -----  $      -----   $         140 $      -----
        19,091         33,206        173,255        70,421         85,537        23,869          66,309        9,087
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------
       (19,091)       (33,206)      (173,255)      (70,421)       (85,537)      (23,869)        (66,169)      (9,087)
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------


       133,279        227,611      1,709,742       635,804      2,431,537        62,854           5,455        7,050
         5,388       (725,232)    (4,054,605)     (404,335)    (4,432,125)     (438,351)       (917,176)     (63,977)
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------
       138,667       (497,621)    (2,344,863)      231,469     (2,000,588)     (375,497)       (911,721)     (56,927)
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------
$      119,576 $     (530,827)$   (2,518,118) $    161,048 $   (2,086,125) $   (399,366)  $    (977,890)$    (66,014)
   ============  =============   =============  ===========  ==============   ============  ============  ============




$        ----- $        1,104 $        8,290  $      ----- $        -----  $      -----   $       ----- $      -----
        14,833         16,059         87,337        28,346         51,505         -----           -----        -----
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------
       (14,833)       (14,955)       (79,047)      (28,346)       (51,505)        -----           -----        -----
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------


       104,939        152,903        566,013       319,747        491,028         -----           -----        -----
      (105,660)       387,042      1,793,655       487,608      1,377,278         -----           -----        -----
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------
          (721)       539,945      2,359,668       807,355      1,868,306         -----           -----        -----
   ------------  -------------   -------------  -----------  --------------   ------------  ------------  ------------
$      (15,554)$      524,990 $    2,280,621  $    779,009 $    1,816,801  $      -----   $       ----- $      -----
   ============  =============   =============  ===========  ==============   ============  ============  ============







                                     F-I-5

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                  DREYFUS
                                                                 FAMILY OF
                                                                   FUNDS          FIDELITY VARIABLE INSURANCE PRODUCTS
                                                                ------------   --------------------------------------------

                                                                   STOCK       EQUITY-INCOME  HIGH INCOME     CONTRAFUND
                                                                                S-CLASS 2      S-CLASS 2
                                                                   INDEX           (1)            (2)        S-CLASS 2 (3)
                                                                ------------   -------------  -------------  --------------
                            2000
INVESTMENT INCOME:
  Dividend distributions received                             $     121,076 $        -----  $       -----  $       -----
  Mortality and expense risk charge                                 186,653         13,280            896          4,998
                                                                ------------   -------------  -------------  --------------
NET INVESTMENT INCOME(LOSS)                                         (65,577)       (13,280)          (896)        (4,998)
                                                                ------------   -------------  -------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain distributions                                   140,897          -----          -----          -----
  Net change in unrealized appreciation(depreciation)            (1,109,408)       158,066        (29,316)       (40,380)
                                                                ------------   -------------  -------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                      (968,511)       158,066        (29,316)       (40,380)
                                                                ------------   -------------  -------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $  (1,034,088)$      144,786  $     (30,212) $     (45,378)
                                                                ============   =============  =============  ==============


                            1999
INVESTMENT INCOME:
  Dividend distributions received                             $     176,826 $        -----  $       -----  $       -----
  Mortality and expense risk charge                                 183,488          -----          -----          -----
                                                                ------------   -------------  -------------  --------------
NET INVESTMENT INCOME(LOSS)                                          (6,662)         -----          -----          -----
                                                                ------------   -------------  -------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain distributions                                   153,602          -----          -----          -----
  Net change in unrealized appreciation(depreciation)             2,703,310          -----          -----          -----
                                                                ------------   -------------  -------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                     2,856,912          -----          -----          -----
                                                                ------------   -------------  -------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $   2,850,250 $        -----  $       -----  $       -----
                                                                ============   =============  =============  ==============



(1) Commenced business May 1, 2000.
(2) Commenced business May 17, 2000.
(3) Commenced business May 2, 2000.
(4) Commenced business August 1, 2000.




The accompanying notes are an integral part of these financial statements.



                                     F-I-6



           FRANKLIN TEMPLETON                       NEUBERGER BERMAN                       STRONG VARIABLE
     VARIABLE INSURANCE PRODUCTS
                TRUST                          ADVISORS MANAGEMENT TRUST                INSURANCE FUNDS, INC.
   ---------------------------------  --------------------------------------------- -------------------------------
                                         LIMITED
       ASSET         INTERNATIONAL      MATURITY                                    INTERNATIONAL
    STRATEGY (4)     SECURITIES (1)       BOND           GROWTH      PARTNERS (1)       STOCK         DISCOVERY
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------

$         -----   $          -----  $      529,725  $        ----- $        -----    $      -----  $         -----
            110              3,253          99,915          50,025         17,319         38,898            1,610
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------
           (110)            (3,253)        429,810         (50,025)       (17,319)       (38,898)          (1,610)
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------


          -----              -----           -----         365,530          -----          -----            -----
            557               (267)        (27,770)       (565,051)        25,275     (1,080,236)          16,045
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------
            557               (267)        (27,770)       (199,521)        25,275     (1,080,236)          16,045
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------
$           447   $         (3,520) $      402,040  $     (249,546) $       7,956   $ (1,119,134)  $       14,435
   ===============   ===============  ==============   ============  ============== ==============  ===============




$         -----   $          -----  $      313,904  $        ----- $        -----   $     12,800  $         -----
          -----              -----          74,860          38,204          -----         29,178            2,532
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------
          -----              -----         239,044         (38,204)         -----        (16,378)          (2,532)
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------


          -----              -----           -----         150,594          -----          -----           34,121
          -----              -----        (216,540)      1,403,550          -----      2,510,546          (40,890)
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------
          -----              -----        (216,540)      1,554,144          -----      2,510,546           (6,769)
   ---------------   ---------------  --------------   ------------  -------------- --------------  ---------------
$         -----   $          -----  $       22,504  $    1,515,940 $        -----    $  2,494,168  $        (9,301)
   ===============   ===============  ==============   ============  ============== ==============  ===============





                                     F-I-7

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                        VAN ECK
                                                                       WORLDWIDE           OPPENHEIMER VARIABLE
                                                                    INSURANCE TRUST            ACCOUNTS FUND
                                                                    ----------------  --------------------------------

                                                                                          CAPITAL        AGGRESSIVE
                                                                      HARD ASSETS      APPRECIATION        GROWTH
                                                                    ----------------  ----------------  --------------
                              2000
INVESTMENT INCOME:
  Dividend distributions received                                 $        16,354   $         10,352  $        -----
  Mortality and expense risk charge                                        20,197             94,111          65,409
                                                                    ----------------  ----------------  --------------
NET INVESTMENT INCOME(LOSS)                                                (3,843)           (83,759)        (65,409)
                                                                    ----------------  ----------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain distributions                                           -----            552,450         182,408
  Net change in unrealized appreciation(depreciation)                     168,530           (435,930)       (749,563)
                                                                    ----------------  ----------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                             168,530            116,520        (567,155)
                                                                    ----------------  ----------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $       164,687   $         32,761  $     (632,564)
                                                                    ================  ================  ==============


                              1999
INVESTMENT INCOME:
  Dividend distributions received                                 $        15,597   $         14,987  $        -----
  Mortality and expense risk charge                                        14,014             63,197          32,487
                                                                    ----------------  ----------------  --------------
NET INVESTMENT INCOME(LOSS)                                                 1,583            (48,210)        (32,487)
                                                                    ----------------  ----------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
  Net realized gain distributions                                           -----            164,627           -----
  Net change in unrealized appreciation(depreciation)                     211,871          1,959,208       1,890,645
                                                                    ----------------  ----------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                             211,871          2,123,835       1,890,645
                                                                    ----------------  ----------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $       213,454   $      2,075,625  $    1,858,158
                                                                    ================  ================  ==============




The accompanying notes are an integral part of these financial statements.



                                     F-I-8

               OPPENHEIMER VARIABLE
                   ACCOUNTS FUND
----------------------------------------------------

      GROWTH &                        STRATEGIC
       INCOME       HIGH INCOME          BOND
    -------------  --------------  -----------------


 $       17,681  $     236,754   $         103,407
         82,793         26,551              26,782
    -------------  --------------  -----------------
        (65,112)       210,203              76,625
    -------------  --------------  -----------------


        233,432          -----               -----
       (988,380)      (306,864)            (51,488)
    -------------  --------------  -----------------
       (754,948)      (306,864)            (51,488)
    -------------  --------------  -----------------
 $     (820,060) $     (96,661)  $          25,137
    =============  ==============  =================




 $       11,448  $     111,232   $          49,315
         37,359         21,312              12,122
    -------------  --------------  -----------------
        (25,911)        89,920              37,193
    -------------  --------------  -----------------


         19,287          -----               -----
        620,318        (23,928)            (12,580)
    -------------  --------------  -----------------
        639,605        (23,928)            (12,580)
    -------------  --------------  -----------------
 $      613,694  $      65,992   $          24,613
    =============  ==============  =================

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                                                       CALVERT VARIABLE SERIES, INC.
                                                                                --------------------------------------------

                                                                                                                 SMALL CAP
                                                                   TOTAL        MONEY MARKET      BALANCED        GROWTH
                                                               ---------------  --------------  -------------   ------------
                            2000
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                                $      125,729   $      303,818  $      13,793   $    (13,796)
  Net realized gain distributions                                 6,815,438            -----         79,723         47,666
  Net change in unrealized appreciation(depreciation)           (16,260,267)           -----       (215,500)         1,826
                                                               ---------------  --------------  -------------   ------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM              (9,319,100)         303,818       (121,984)        35,696
OPERATIONS
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS             27,557,950        4,752,124        632,679        466,668
                                                               ---------------  --------------  -------------   ------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                           18,238,850        5,055,942        510,695        502,364
                                                               ---------------  --------------  -------------   ------------
NET ASSETS AT JANUARY 1, 2000                                    90,519,000        4,233,030      2,114,892        762,340
                                                               ---------------  --------------  -------------   ------------
NET ASSETS AT DECEMBER 31, 2000                              $  108,757,850   $    9,288,972  $   2,625,587   $  1,264,704
                                                               ===============  ==============  =============   ============


                            1999
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                                $      128,653   $       98,591  $      26,760   $     (5,368)
  Net realized gain distributions                                 2,313,412            -----        156,551          -----
  Net change in unrealized appreciation(depreciation)            15,137,130            5,936         16,325        169,436
                                                               ---------------  --------------  -------------   ------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM              17,579,195          104,527        199,636        164,068
OPERATIONS
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS             24,530,589        2,215,629        838,757        232,318
                                                               ---------------  --------------  -------------   ------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                           42,109,784        2,320,156      1,038,393        396,386
                                                               ---------------  --------------  -------------   ------------
NET ASSETS AT JANUARY 1, 1999                                    48,409,216        1,912,874      1,076,499        365,954
                                                               ---------------  --------------  -------------   ------------
NET ASSETS AT DECEMBER 31, 1999                              $   90,519,000   $    4,233,030  $   2,114,892   $    762,340
                                                               ===============  ==============  =============   ============




(1) Commenced business May 1, 2000.


The accompanying notes are an integral part of these financial statements.



                                     F-I-10




    CALVERT VARIABLE SERIES,
              INC.                        THE ALGER AMERICAN FUND                    DEUTSCHE ASSET MANAGEMENT
   ---------------------------   ------------------------------------------   ----------------------------------------

                                                                                  EAFE         EQUITY
     MID CAP     INTERNATIONAL                   MIDCAP          SMALL           EQUITY          500       SMALL CAP
     GROWTH         EQUITY         GROWTH        GROWTH      CAPITALIZATION    INDEX (1)      INDEX (1)    INDEX (1)
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------

 $   (19,091)  $     (33,206)  $    (173,255)$    (70,421) $      (85,537)  $     (23,869) $    (66,169) $     (9,087)
     133,279         227,611       1,709,742      635,804       2,431,537          62,854         5,455         7,050
       5,388        (725,232)     (4,054,605)    (404,335)     (4,432,125)       (438,351)     (917,176)      (63,977)
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
     119,576        (530,827)     (2,518,118)     161,048      (2,086,125)       (399,366)     (977,890)      (66,014)
     284,033       1,021,157       4,812,556    2,583,768       1,583,262       4,175,395    10,695,815     1,444,033
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
     403,609         490,330       2,294,438    2,744,816        (502,863)      3,776,029     9,717,925     1,378,019
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
   1,361,706       2,171,845      11,171,308    3,612,596       6,400,471           -----         -----         -----
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
 $ 1,765,315   $   2,662,175   $  13,465,746 $  6,357,412  $    5,897,608   $   3,776,029  $  9,717,925  $  1,378,019
   ============  =============   ============  ============  ==============   =============  ============  ===========




 $   (14,833)  $     (14,955)  $     (79,047)$    (28,346) $      (51,505)  $       -----  $      -----  $      -----
     104,939         152,903         566,013      319,747         491,028           -----         -----         -----
    (105,660)        387,042       1,793,655      487,608       1,377,278
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
     (15,554)        524,990       2,280,621      779,009       1,816,801           -----         -----         -----
     414,907         816,195       4,507,185    1,171,425       1,350,994           -----         -----         -----
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
     399,353       1,341,185       6,787,806    1,950,434       3,167,795           -----         -----         -----
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
     962,353         830,660       4,383,502    1,662,162       3,232,676           -----         -----         -----
   ------------  -------------   ------------  ------------  --------------   -------------  ------------  -----------
 $ 1,361,706   $   2,171,845   $  11,171,308 $  3,612,596  $    6,400,471   $       -----  $      -----  $      -----
   ============  =============   ============  ============  ==============   =============  ============  ===========






                                     F-I-11

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                 DREYFUS
                                                                FAMILY OF
                                                                  FUNDS           FIDELITY VARIABLE INSURANCE PRODUCTS
                                                               -------------  ---------------------------------------------

                                                                  STOCK       EQUITY-INCOME    HIGH INCOME     CONTRAFUND
                                                                                                S-CLASS 2      S-CLASS 2
                                                                  INDEX       S-CLASS 2 (1)        (2)            (3)
                                                               -------------  ---------------  -------------  -------------
                            2000
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                                $      (65,577)$      (13,280)  $        (896) $      (4,998)
  Net realized gain distributions                                   140,897          -----           -----          -----
  Net change in unrealized appreciation(depreciation)            (1,109,408)       158,066         (29,316)       (40,380)
                                                               -------------  ---------------  -------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM              (1,034,088)       144,786         (30,212)       (45,378)
OPERATIONS
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS            (11,594,276)     1,903,562         194,865        925,650
                                                               -------------  ---------------  -------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                          (12,628,364)     2,048,348         164,653        880,272
                                                               -------------  ---------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2000                                    20,357,842          -----           -----          -----
                                                               -------------  ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2000                              $    7,729,478 $    2,048,348   $     164,653  $     880,272
                                                               =============  ===============  =============  =============


                            1999
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                                $       (6,662)$        -----   $       -----  $       -----
  Net realized gain distributions                                   153,602          -----           -----          -----
  Net change in unrealized appreciation(depreciation)             2,703,310          -----           -----          -----
                                                               -------------  ---------------  -------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM               2,850,250          -----           -----          -----
OPERATIONS
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS              5,868,099          -----           -----          -----
                                                               -------------  ---------------  -------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                            8,718,349          -----           -----          -----
                                                               -------------  ---------------  -------------  -------------
NET ASSETS AT JANUARY 1, 1999                                    11,639,493          -----           -----          -----
                                                               -------------  ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 1999                              $   20,357,842 $        -----   $       -----  $       -----
                                                               =============  ===============  =============  =============





(1) Commenced business May 1, 2000.
(2) Commenced business May 17, 2000.
(3) Commenced business May 2, 2000.
(4) Commenced business August 1, 2000.




The accompanying notes are an integral part of these financial statements.



                                     F-I-12


          FRANKLIN TEMPLETON                        NEUBERGER BERMAN                          STRONG VARIABLE
VARIABLE INSURANCE PRODUCTS TRUST               ADVISORS MANAGEMENT TRUST                  INSURANCE FUNDS, INC.
-----------------------------------  ------------------------------------------------  -------------------------------
                                        LIMITED
      ASSET        INTERNATIONAL       MATURITY                                         INTERNATIONAL
   STRATEGY (4)    SECURITIES (1)        BOND            GROWTH        PARTNERS (6)         STOCK         DISCOVERY
----------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------

 $        (110) $         (3,253)  $      429,810  $      (50,025)  $       (17,319) $       (38,898)  $      (1,610)
         -----             -----            -----         365,530             -----            -----           -----
           557              (267)         (27,770)       (565,051)           25,275       (1,080,236)         16,045
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
           447            (3,520)         402,040        (249,546)            7,956       (1,119,134)         14,435
        32,223           616,178           79,170      (1,462,591)        2,667,398       (3,155,839)       (108,705)
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
        32,670           612,658          481,210      (1,712,137)        2,675,354       (4,274,973)        (94,270)
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
         -----             -----        7,288,898       4,542,420             -----        5,155,828         165,569
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
 $      32,670  $        612,658   $    7,770,108  $    2,830,283   $     2,675,354  $       880,855   $      71,299
   =============  =================  ==============  ===============  ===============  ================  =============




 $       -----  $          -----   $      239,044  $      (38,204)  $         -----  $       (16,378)  $      (2,532)
         -----             -----            -----         150,594             -----            -----          34,121
         -----             -----         (216,540)      1,403,550                          2,510,546         (40,890)
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
         -----             -----           22,504       1,515,940                          2,494,168          (9,301)
         -----             -----        2,117,203         263,822             -----         (283,730)        (71,246)
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
         -----             -----        2,139,707       1,779,762             -----        2,210,438         (80,547)
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
         -----             -----        5,149,191       2,762,658             -----        2,945,390         246,116
   -------------  -----------------  --------------  ---------------  ---------------  ----------------  -------------
 $       -----  $          -----   $    7,288,898  $    4,542,420   $         -----  $     5,155,828   $     165,569
   =============  =================  ==============  ===============  ===============  ================  =============






                                     F-I-13

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                         VAN ECK
                                                                        WORLDWIDE           OPPENHEIMER VARIABLE
                                                                     INSURANCE TRUST           ACCOUNTS FUND
                                                                     ----------------  -------------------------------

                                                                                          CAPITAL        AGGRESSIVE
                                                                       HARD ASSETS      APPRECIATION       GROWTH
                                                                     ----------------  ---------------  --------------
                               2000
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                                      $         (3,843) $      (83,759)  $      (65,409)
  Net realized gain distributions                                             -----         552,450          182,408
  Net change in unrealized appreciation(depreciation)                       168,530        (435,930)        (749,563)
                                                                     ----------------  ---------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              164,687          32,761         (632,564)
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS                         41,127      (1,301,371)         500,832
                                                                     ----------------  ---------------  --------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                      205,814      (1,268,610)        (131,732)
                                                                     ----------------  ---------------  --------------
NET ASSETS AT JANUARY 1, 2000                                             1,441,933       7,666,558        4,371,423
                                                                     ----------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2000                                    $      1,647,747  $    6,397,948   $    4,239,691
                                                                     ================  ===============  ==============


                               1999
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                                      $          1,583  $      (48,210)  $      (32,487)
  Net realized gain distributions                                             -----         164,627            -----
  Net change in unrealized appreciation(depreciation)                       211,871       1,959,208        1,890,645
                                                                     ----------------  ---------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              213,454       2,075,625        1,858,158
NET INCREASE(DECREASE) FROM POLICYOWNER TRANSACTIONS                        272,734       1,616,923          503,294
                                                                     ----------------  ---------------  --------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                      486,188       3,692,548        2,361,452
                                                                     ----------------  ---------------  --------------
NET ASSETS AT JANUARY 1, 1999                                               955,745       3,974,010        2,009,971
                                                                     ----------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 1999                                    $      1,441,933  $    7,666,558   $    4,371,423
                                                                     ================  ===============  ==============





The accompanying notes are an integral part of these financial statements.




                                     F-I-14

              OPPENHEIMER VARIABLE
                  ACCOUNTS FUND
--------------------------------------------------

     GROWTH &                         STRATEGIC
      INCOME        HIGH INCOME          BOND
    ------------   ---------------   -------------


  $    (65,112)  $      210,203    $      76,625
       233,432            -----            -----
      (988,380)        (306,864)         (51,488)
    ------------   ---------------   -------------
      (820,060)         (96,661)          25,137
     4,432,091         (319,550)       1,655,696
    ------------   ---------------   -------------
     3,612,031         (416,211)       1,680,833
    ------------   ---------------   -------------
     4,266,095        2,184,438        1,249,808
    ------------   ---------------   -------------
  $  7,878,126   $    1,768,227    $   2,930,641
    ============   ===============   =============




  $    (25,911)  $       89,920    $      37,193
        19,287            -----            -----
       620,318          (23,928)         (12,580)
    ------------   ---------------   -------------
       613,694           65,992           24,613
     1,341,340          763,647          591,093
    ------------   ---------------   -------------
     1,955,034          829,639          615,706
    ------------   ---------------   -------------
     2,311,061        1,354,799          634,102
    ------------   ---------------   -------------
  $  4,266,095   $    2,184,438    $   1,249,808
    ============   ===============   =============
















                                     F-I-15

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND DESCRIPTION OF OPERATIONS

The Acacia National Variable Annuity Separate Account II (the Account) began operations on September 9, 1996 as a separate investment account within Acacia National Life Insurance Company (the Company), a wholly owned subsidiary of Acacia Life Insurance Company. The assets of the Account are held by the Company and are segregated from all of the Company's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 2000, there are twenty eight subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Calvert Variable Series, Inc. which is a diversified open-end management investment company managed by Calvert Asset Management
Company, Inc. (see note 3). Three of the subaccounts invest only in a corresponding Portfolio of The Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. (Alger Management). Three of the subaccounts invest only in a corresponding Portfolio of Deutsche Asset Management which is a diversified open-end management investment company managed by Deutsche Asset Management. One subaccount invests only in a corresponding Portfolio of Dreyfus Family of Funds which is a diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of Fidelity Variable Insurance Products which is a diversified open-end management investment company managed by Fidelity Management and
Research  Company.  Two  of  the  subaccounts  invest  only  in a  corresponding
Portfolio of Franklin Templeton Variable Insurance Products Trust which is a diversified open-end management investment company managed by Templeton Investment Counsel, Inc. Three of the subaccounts invest only in a corresponding Portfolio of Neuberger Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger Berman Management Incorporated. Two of the subaccounts invest only in a corresponding Portfolio of Strong Variable Insurance Funds, Inc. which is a diversified open-end management investment company managed by Strong Capital Management, Inc. One subaccount invests only in a corresponding Portfolio of Van Eck Worldwide Insurance Trust which is a diversified open-end management investment company managed by Van Eck Associates Corporation. Five of the subaccounts invest only in a corresponding Portfolio of Oppenheimer Variable Accounts Fund which is a diversified open-end management investment company managed by Oppenheimer Funds, Inc. Each Portfolio pays the manager a monthly fee for its investments and business affairs.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

The assets of the Account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Company has the right to charge the Account any federal income taxes, or provisions for federal income taxes, attributed to the operations of the Account or to the policies funded in the Account. Currently, the Company does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2.  POLICYOWNER CHARGES

The Company charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.




                                     F-I-16

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                          NOTES TO FINANCIAL STATEMENTS


3.  RELATED PARTIES

Calvert Asset Management Company, Inc., an affiliate of the Company, serves as an investment advisor to the Calvert Variable Series, Inc. Social Money Market, Social Balanced, Social Small Cap Growth, Social Mid Cap Growth and Social International Equity Portfolios. The Advisors Group, Inc., an affiliate of the Company, acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.





                                     F-I-17

                        ACACIA NATIONAL VARIABLE ANNUITY
                               SEPARATE ACCOUNT II
                          NOTES TO FINANCIAL STATEMENTS



4. UNITS OWNED
--------------
Units owned are as follows:




                                                              CALVERT VARIABLE SERIES, INC.
                                   ------------------------------------------------------------------------------------

                                                                        SMALL CAP        MID CAP        INTERNATIONAL
                                    MONEY MARKET       BALANCED          GROWTH           GROWTH           EQUITY
                                   ----------------  --------------   --------------  ---------------  ----------------

Units owned at January 1, 2000           3,623,527         125,510           70,302           79,336           126,303
Units acquired                          37,715,486         137,590          134,547           72,663           200,223
Units disposed                          33,720,777         100,150           93,690           58,383           136,555
                                   ----------------  --------------   --------------  ---------------  ----------------
Units owned at December 31, 2000         7,618,236         162,950          111,159           93,616           189,971
                                   ================  ==============   ==============  ===============  ================


Units owned at January 1, 1999           1,704,121          71,077           39,943           59,588            63,614
Units acquired                          23,767,307          73,230           53,113           28,269            82,433
Units disposed                          21,847,901          18,797           22,754            8,521            19,744
                                   ----------------  --------------   --------------  ---------------  ----------------
Units owned at December 31, 1999         3,623,527         125,510           70,302           79,336           126,303
                                   ================  ==============   ==============  ===============  ================






                                     F-I-18


         THE ALGER AMERICAN FUND                          DEUTSCHE ASSET MANAGEMENT
------------------------------------------      ---------------------------------------
                                                     EAFE         EQUITY
              MIDCAP           SMALL             EQUITY         500        SMALL CAP
 GROWTH       GROWTH       CAPITALIZATION        INDEX         INDEX         INDEX
-----------  ------------  ---------------      -----------  -----------  -------------
   414,435       171,169          338,805            -----        -----          -----
   823,202       347,051          402,267          792,793    1,587,141        323,255
   643,068       238,676          305,660          456,764      875,719        198,715
-----------  ------------  ---------------      -----------  -----------  -------------
   594,569       279,544          435,412          336,029      711,422        124,540
===========  ============  ===============      ===========  ===========  =============


   215,879       102,971          243,767            -----        -----          -----
   274,418        86,932          146,604            -----        -----          -----
    75,862        18,734           51,566            -----        -----          -----
-----------  ------------  ---------------      -----------  -----------  -------------
   414,435       171,169          338,805            -----        -----          -----
===========  ============  ===============      ===========  ===========  =============





                                     F-I-19

                                   ACACIA NATIONAL VARIABLE ANNUITY
                                         SEPARATE ACCOUNT II
                                    NOTES TO FINANCIAL STATEMENTS



   4. UNITS OWNED (CONTINUED)
   --------------------------
   Units owned are as follows:


                                          DREYFUS
                                          FAMILY OF
                                           FUNDS             FIDELITY VARIABLE INSURANCE PRODUCTS
                                      -----------------  ----------------------------------------------

                                           STOCK         EQUITY-INCOME     HIGH INCOME     CONTRAFUND
                                           INDEX           S-CLASS 2        S-CLASS 2      S-CLASS 2
                                      -----------------  ---------------  --------------- -------------

   Units owned at January 1, 2000              885,424            -----            -----         -----
   Units acquired                              467,768          222,386           23,350        50,908
   Units disposed                              975,580          141,086            2,932        13,351
                                      -----------------  ---------------  --------------- -------------
   Units owned at December 31, 2000            377,612           81,300           20,418        37,557
                                      =================  ===============  =============== =============


   Units owned at January 1, 1999              608,764            -----            -----         -----
   Units acquired                              410,695            -----            -----         -----
   Units disposed                              134,035            -----            -----         -----
                                      -----------------  ---------------  --------------- -------------
   Units owned at December 31, 1999            885,424            -----            -----         -----
                                      =================  ===============  =============== =============






                                     F-I-20


          FRANKLIN TEMPLETON                      NEUBERGER BERMAN                        STRONG VARIABLE
VARIABLE INSURANCE PRODUCTS TRUST             ADVISORS MANAGEMENT TRUST                INSURANCE FUNDS, INC.
-----------------------------------  --------------------------------------------   -----------------------------
                                        LIMITED
      ASSET       INTERNATIONAL        MATURITY                                     INTERNATIONAL
     STRATEGY       SECURITIES           BOND           GROWTH        PARTNERS         STOCK         DISCOVERY
    -----------  -----------------   --------------  --------------  ------------   -------------  --------------

         -----              -----          622,801         183,748         -----         327,721          12,356
         2,785             49,145          614,393         377,047       451,627         315,461           8,013
         1,068             16,048          599,754         427,475       284,733         549,271          15,206
    -----------  -----------------   --------------  --------------  ------------   -------------  --------------
         1,717             33,097          637,440         133,320       166,894          93,911           5,163
    ===========  =================   ==============  ==============  ============   =============  ==============


         -----              -----          447,966         169,192         -----         347,949          19,136
         -----              -----          310,368          58,244         -----         195,392          12,105
         -----              -----          135,533          43,688         -----         215,620          18,885
    -----------  -----------------   --------------  --------------  ------------   -------------  --------------
         -----              -----          622,801         183,748         -----         327,721          12,356
    ===========  =================   ==============  ==============  ============   =============  ==============






                                     F-I-21

                                    ACACIA NATIONAL VARIABLE ANNUITY
                                           SEPARATE ACCOUNT II
                                      NOTES TO FINANCIAL STATEMENTS



    4. UNITS OWNED (CONTINUED)
    --------------------------
    Units owned are as follows:

                                                  VAN ECK
                                                 WORLDWIDE                 OPPENHEIMER VARIABLE
                                              INSURANCE TRUST                  ACCOUNTS FUND
                                             ------------------   ----------------------------------------

                                                                        CAPITAL             AGGRESSIVE
                                                HARD ASSETS           APPRECIATION            GROWTH
                                             ------------------   ---------------------   ----------------

    Units owned at January 1, 2000                     165,933                 358,965            167,349
    Units acquired                                     586,036                 973,325            337,210
    Units disposed                                     576,933               1,023,997            315,795
                                             ------------------   ---------------------   ----------------
    Units owned at December 31, 2000                   175,036                 308,293            188,763
                                             ==================   =====================   ================


    Units owned at January 1, 1999                     133,906                 264,865            142,725
    Units acquired                                     171,937                 207,218             91,008
    Units disposed                                     139,910                 113,118             66,384
                                             ------------------   ---------------------   ----------------
    Units owned at December 31, 1999                   165,933                 358,965            167,349
                                             ==================   =====================   ================







                                     F-I-22

                           OPPENHEIMER VARIABLE
                              ACCOUNTS FUND
     -----------------------------------------------------------------

           GROWTH &                                    STRATEGIC
            INCOME              HIGH INCOME               BOND
     ---------------------   -------------------   -------------------

                  261,678               189,447               110,661
                  996,599               884,529               469,785
                  718,797               912,518               324,327
     ---------------------   -------------------   -------------------
                  539,480               161,458               256,119
     =====================   ===================   ===================


                  171,939               121,519                57,232
                  165,572               128,569                65,234
                   75,833                60,641                11,805
     ---------------------   -------------------   -------------------
                  261,678               189,447               110,661
     =====================   ===================   ===================







                                     F-I-23

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Acacia National Life Insurance Company
Bethesda, Maryland

We have audited the accompanying statements of admitted assets, liabilities, and surplus - statutory basis of Acacia National Life Insurance Company (a wholly owned subsidiary of Acacia Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of operations - statutory basis, changes in surplus - statutory basis, and cash flows - statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Acacia National Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.



/s/ Deloitte & Touche LLP

Lincoln, Nebraska
February 16, 2001 (April 9, 2001 as to Note 9)


                                     F-II-1

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS - STATUTORY BASIS
                         (COLUMNAR AMOUNTS IN THOUSANDS)

                                                                                        DECEMBER 31
                                                                      ------------------------------------------------
                         ADMITTED ASSETS                                      2000                      1999
                         ---------------                              ----------------------    ----------------------

    Investments
      Bonds                                                        $              472,273    $              522,328
      Mortgage loans                                                                  854                       894
      Preferred stocks                                                                 70                        70
      Common stocks                                                                   473                       385
      Short-term investments                                                       15,525                     5,685
      Other investments                                                               447                       495
      Loans on insurance policies                                                   9,109                     7,955
                                                                      ----------------------    ----------------------

          Total investments                                                       498,751                   537,812

    Cash                                                                            2,121                     5,195
    Accrued investment income                                                       8,686                     9,157
    Reinsurance recoverable - affiliate                                             1,863                     1,162
    Income taxes receivable - affiliate                                             4,012                     1,203
    Other assets                                                                      348                       370
    Separate accounts                                                             170,582                   140,638
                                                                      ----------------------    ----------------------

                                                                   $              686,363    $              695,537
                                                                      ======================    ======================

                     LIABILITIES AND SURPLUS

  LIABILITIES
    Life and annuity reserves                                      $              434,988    $              464,615
    Funds left on deposit                                                          47,091                    65,002
    Reserve for unpaid claims                                                         190                     1,461
    Interest maintenance reserve                                                    1,224                     1,684
    Accrued separate account transfers                                             (9,023)                   (7,702)
    Accounts payable - affiliates                                                     581                       999
    Other liabilities                                                               3,693                     2,927
    Asset valuation reserve                                                           214                     1,805
    Separate accounts                                                             170,582                   140,638
                                                                      ----------------------    ----------------------

                                                                                  649,540                   671,429
                                                                      ----------------------    ----------------------

SURPLUS
    Preferred stock, 8% non-voting, non-cumulative, $1,000 par value,
      10,000 shares authorized; 6,000 shares issued and outstanding                6,000                      6,000
    Common stock, $170 par value; 15,000 shares authorized,
      issued and outstanding                                                        2,550                     2,550
    Additional paid-in capital                                                     28,450                    13,450
    Retained earnings (deficit)                                                      (177)                    2,108
                                                                      ----------------------    ----------------------

                                                                                   36,823                    24,108
                                                                      ----------------------    ----------------------

                                                                   $              686,363    $              695,537
                                                                      ======================    ======================


The accompanying notes are an integral part of these statutory basis financial statements.



                                     F-II-2

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS-STATUTORY BASIS
                                 (IN THOUSANDS)


                                                                                  YEARS ENDED DECEMBER 31
                                                                      ------------------------------------------------
                                                                               2000                      1999
                                                                      ------------------------   ---------------------
INCOME
    Premium income                                                  $               85,364     $            79,057
    Less net reinsurance:
      Yearly renewable term                                                        (19,805)                 (5,318)
                                                                      ------------------------   ---------------------
        Net premium income                                                          65,559                  73,739
    Funds left on deposit                                                            5,652                   8,257
    Net investment income                                                           41,480                  41,553
    Miscellaneous insurance income                                                  16,169                   1,481
                                                                      ------------------------   ---------------------

                                                                                   128,860                 125,030
                                                                      ------------------------   ---------------------

EXPENSES
    Benefits to policyowners                                                       110,657                  86,472
    Decrease in reserves                                                           (47,538)                (15,569)
    Commissions                                                                      9,316                   7,256
    General insurance expenses                                                      11,608                  13,562
    Taxes, licenses and fees                                                         1,949                   2,154
    Amortization of goodwill                                                           405                     382
    Net premium transferred to
      separate accounts                                                             41,811                  34,764
                                                                      ------------------------   ---------------------

                                                                                   128,208                 129,021
                                                                      ------------------------   ---------------------
    Income (loss) before federal income
        taxes and realized capital losses                                              652                  (3,991)

    Income tax expense (benefit)                                                       134                    (439)
                                                                      ------------------------   ---------------------

    Income (loss) before realized capital losses                                       518                  (3,552)

    Realized capital losses net of tax of ($944) and ($972)
      and transfers to interest maintenance reserve
      of ($190) and ($1,111) for 2000 and 1999, respectively)                       (5,611)                 (6,244)
                                                                      ------------------------   ---------------------

    Net loss                                                       $                (5,093)      $          (9,796)
                                                                      ========================   =====================




The accompanying notes are an integral part of these statutory basis financial statements.



                                     F-II-3

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

               STATEMENTS OF CHANGES IN SURPLUS - STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                          (IN THOUSANDS, EXCEPT SHARES)




                                             Preferred Stock         Common Stock       Additional    Retained
                                           ------------------    -----------------       Paid-in      Earnings
                                            Shares     Amount      Shares    Amount      Capital     (Deficit)        Total
                                          ----------  --------    --------  --------    ---------  -----------       --------

BALANCE, January 1, 1999                     6,000  $   6,000       15,000 $   2,550  $     13,450 $     9,690  $      31,690

Change in non-admitted assets                    -          -            -         -             -          (3)            (3)

Change in net unrealized capital gains           -          -            -         -             -      (1,491)        (1,491)

Transfer from asset valuation reserve            -          -            -         -             -       3,708          3,708

Net loss                                         -          -            -         -             -      (9,796)        (9,796)
                                            --------  ----------  ---------  ---------  -----------  -----------   ------------

BALANCE, December 31, 1999                   6,000      6,000       15,000     2,550        13,450       2,108         24,108

Capital contribution from Acacia Life            -          -            -         -        15,000           -         15,000

Change in non-admitted assets                    -          -            -         -             -         790            790

Change in net unrealized capital gains           -          -            -         -             -         427            427

Transfer from asset valuation reserve            -          -            -         -             -       1,591          1,591

Net loss                                         -          -            -         -             -      (5,093)        (5,093)
                                            --------  ---------------------  ---------  -----------  -----------   ------------

BALANCE, December 31, 2000                   6,000  $   6,000       15,000 $   2,550  $     28,450 $      (177) $      36,823
                                            ========  ========== =========  ========== ============  =========== ===============




The accompanying notes are an integral part of these statutory basis financial statements.



                                     F-II-4

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS
                                 (IN THOUSANDS)



                                                                                   YEARS ENDED DECEMBER 31
                                                                      ---------------------------------------------------
                                                                                2000                       1999
                                                                      --------------------------  -----------------------
OPERATING ACTIVITIES:
    Net premium income received                                     $                 83,766    $              74,462
    Miscellaneous insurance income                                                     3,033                    8,904
    Net investment income received                                                    42,329                   43,690
    Net premium transferred to separate accounts                                     (42,372)                 (37,511)
    Benefits paid to policyowners                                                   (107,795)                 (89,096)
    Commissions, expenses and taxes, other than federal income tax                   (23,651)                 (21,394)
    Federal income taxes                                                              (1,999)                     608
    Other operating income and disbursements                                          (4,744)                  (7,174)
                                                                      --------------------------  -----------------------

    Net cash used in operating activities                                            (51,433)                 (27,511)
                                                                      --------------------------  -----------------------


INVESTING ACTIVITIES:
    Proceeds from investments sold, matured or repaid                                149,867                  337,366
    Purchase of investments                                                         (105,514)                (312,277)
    Change in loans on insurance policies                                             (1,154)                    (376)
                                                                      --------------------------  -----------------------

    Net cash provided by investing activities                                         43,199                   24,713
                                                                      --------------------------  -----------------------


FINANCING ACTIVITIES:
    Capital contribution from Acacia Life                                             15,000                        -
                                                                      --------------------------  -----------------------

NET INCREASE (DECREASE) IN CASH AND
    SHORT-TERM INVESTMENTS                                                             6,766                   (2,798)

CASH AND SHORT-TERM INVESTMENTS-
    BEGINNING OF PERIOD                                                               10,880                   13,678
                                                                      --------------------------  -----------------------

CASH AND SHORT-TERM INVESTMENTS-
    END OF PERIOD                                                  $                  17,646    $              10,880
                                                                      ==========================  =======================



 The accompanying notes are an integral part of these statutory basis financial statements.



                                     F-II-5

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS
Acacia National Life Insurance Company (the Company) is a wholly owned subsidiary of Acacia Life Insurance Company (Acacia Life). Acacia Life is a wholly owned subsidiary of Ameritas Holding Company (AHC) which is a wholly owned subsidiary of Ameritas Acacia Mutual Holding Company (AAMHC).

Effective January 1, 1999 Ameritas Mutual Insurance Holding Company (AMIHC) and Acacia Mutual Holding Corporation (AMHC) merged to form AAMHC. In addition their two wholly owned subsidiaries, Ameritas Holding Company and Acacia Financial Group, Ltd. (AFG), merged to form AHC. The business combination was accounted for as a pooling of interests.

The Company, domiciled in Virginia, underwrites and markets variable, deferred and immediate annuities and variable life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia.

Non-insurance products and services are offered by an affiliate of the Company, Acacia Financial Corporation (AFC), a wholly owned subsidiary of Acacia Life, which is a holding company of several financial service companies. Principal subsidiaries of AFC include: Calvert Group Ltd. (Calvert), a provider of investment advisory, management and administrative services to The Calvert Group of mutual funds; Acacia Federal Savings Bank (AFSB), a federally chartered savings bank; and The Advisors Group, Inc. (TAG), a broker/dealer.

In addition to Acacia Life, AHC is also a 100% owner of Ameritas Life Insurance Corp. (Ameritas) an insurance company domiciled in Nebraska.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared, except as to form, on the basis of accounting practices prescribed or permitted by the Bureau of Insurance, State Corporate Commission of the Commonwealth of Virginia (statutory basis or SAP), which are designed primarily to demonstrate ability to meet claims of policyowners. These practices differ in certain respects, which in some cases may be material, from generally accepted accounting principles (GAAP) applied in the presentation of financial condition and results of operations on the "going concern" basis commonly followed by other types of enterprises.

In March of 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize regulatory accounting and reporting to the state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state of Virginia will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The Company estimates that the adoption of Codification will increase the Company's statutory net worth as of January 1, 2001 by approximately $4,000 to $5,000 which primarily relates to accounting principles regarding deferred taxes, adjustments to the carrying amount of the interest maintenance reserve and the admission of goodwill as an asset.

The accompanying statutory financial statements vary in some respects from generally accepted accounting principles. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities;
(b) costs related to acquiring new business are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) policy reserves are carried at amounts which approximate surrender values rather than accumulation values and statutory investment reserves are established; (d) a provision has not been made for



                                     F-II-6

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
federal income taxes resulting from all of the cumulative differences in assets and liabilities determined on a tax return and financial statement basis; and
(e) changes in certain assets designated as "non-admitted" assets have been charged to surplus.

The Company does not prepare separate company financial statements on a GAAP basis and the impact of the difference between the statutory basis and GAAP is not practicably determinable for the purpose of separate company GAAP financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The principal accounting and reporting practices followed are:

INVESTMENTS
Investments are reported according to valuation procedures prescribed by the National Association of Insurance Commissioners (NAIC), and generally: bonds and mortgage loans are valued at amortized cost; preferred stock at cost; common stock at fair value; other investments, venture capital partnerships, are carried on the equity method; and separate account assets are carried at fair value.

Realized capital gains and losses, including valuation allowances on specific investments, are recorded in the statement of operations and unrealized gains and losses are credited or charged to retained earnings (deficit).

Short-term investments consists of mutual funds carried at cost and fixed maturity securities that when purchased have a remaining maturity of less than one year. At December 31, 2000 and 1999, the Company had short-term investments of $5,300 and $3,075, respectively, in various mutual funds to which an affiliate of the Company is the advisor.

SEPARATE ACCOUNTS
The Company operates separate accounts on which the earnings or losses accrue exclusively to contract holders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Amounts are reported at fair value.

NON-ADMITTED ASSETS
Certain assets (primarily goodwill) are designated as "non-admitted" under statutory accounting requirements. These assets are excluded from the statements of admitted assets, liabilities and surplus by adjustments to retained earnings (deficit). Total "non-admitted assets" were $2,191 and $2,981 in 2000 and 1999, respectively.

RESERVES
Life policy reserves are computed by using the Commissioners Reserve Valuation Method (CRVM) and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method (CARVM) and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Reserves for unpaid claims include claims reported and unpaid and claims not yet reported, the latter estimated on the basis of historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.



                                     F-II-7

                     ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RESERVES (CONTINUED)
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

The interest maintenance reserve (IMR) is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $270 and $407 for 2000 and 1999, respectively.

The asset valuation reserve (AVR) is a required appropriation of surplus to provide for possible losses that may occur on certain investments held by the Company. The reserve is computed based on holdings of bonds, stocks, and short-term investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to retained earnings (deficit).

INCOME TAXES
The Company, beginning in 1999, files a consolidated tax return with Acacia Life Insurance Company. Prior to 1999, the Company filed a consolidated return with Acacia Mutual Holding Corporation and its subsidiaries. An agreement among the members of the consolidated group, generally, provides for distribution of consolidated tax results as if filed on a separate return basis.

The Company's federal income tax returns have been examined by and settled with the Internal Revenue Service through 1995.

Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from capitalization and amortization of deferred policy acquisition costs, certain reserve calculations and recognition of realized gains or losses on sales of bonds.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account (PSA) will become subject to tax at the then current rates only if the accumulated PSA exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 2000 and 1999, the Company has $6,600 in their policyholders' surplus accounts which is not reflected in the financial statements.

RECOGNITION OF PREMIUM INCOME AND RELATED EXPENSES
Premiums are reported as income when collected over the premium paying periods of the policies. Annuity and fund deposits are included as income when received. Policy acquisition costs, such as commissions and other marketing and issuance expenses incurred in connection with acquiring new business, are charged to operations as incurred. Premium income consists of:
                                                       Years Ended December 31
                                                  ----------------------------
                                                       2000               1999
------------------------------------------------------------------------------
-Life                                               $ 33,385          $ 27,747
------------------------------------------------------------------------------
Annuity                                               51,979            51,310
------------------------------------------------------------------------------
                                                    $ 85,364          $ 79,057
------------------------------------------------------------------------------



                                     F-II-8

                    ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

2.  FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

         BONDS -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

         MORTGAGE LOANS -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. There were no mortgage loans in default at December 31, 2000.

         PREFERRED STOCKS -- For publicly traded securities, fair value is determined using an independent pricing source.

         COMMON STOCKS -- For publicly traded securities, fair value is determined using an independent pricing source.

         SHORT-TERM INVESTMENTS -- The carrying amount approximates fair value because of the short maturity of these instruments.

         LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

         CASH, ACCRUED INVESTMENT INCOME, REINSURANCE RECOVERABLE-AFFILIATE -- The carrying amount equals fair value.

         INVESTMENT-TYPE CONTRACTS -- Reserves held on investment-type insurance contracts, i.e. contracts which do not contain significant morbidity risks, are carried at amounts which approximate fair value.

         FUNDS LEFT ON DEPOSIT -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.






                                     F-II-9

                    ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

2.  FINANCIAL INSTRUMENTS (CONTINUED)

The estimated fair values of the Company's financial instruments are as follows:


                                                                              DECEMBER 31,
                                                  -------------------------------------------------------------------
                                                               2000                                1999
                                                  ------------------------------     --------------------------------
                                                    CARRYING           FAIR              CARRYING           FAIR
                                                     AMOUNT           VALUE               AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
Financial assets:
---------------------------------------------------------------------------------------------------------------------
   Bonds                                              $ 472,273        $ 479,755           $ 522,328       $ 518,824
   Preferred stocks                                          70               80                  70             106
   Common stocks                                            473              473                 385             385
   Mortgage loans                                           854              905                 894             861
   Short-term investments                                15,525           15,525               5,685           5,685
   Loans on insurance policies                            9,109            6,899               7,955           6,816
   Cash                                                   2,121            2,121               5,195           5,195
   Accrued investment income                              8,686            8,686               9,157           9,157
   Reinsurance recoverable-affiliate                      1,863            1,863               1,162           1,162
Financial Liabilities:
   Investment-type contracts                          $ 326,229        $ 326,229           $ 357,515       $ 357,515
   Funds left on deposit                                 47,091           47,091              65,002          65,002

These values do not necessarily represent the value for which the financial instrument could be sold.


3.  INVESTMENTS

The table below provides additional information relating to bonds and stocks held by the Company as of December 31, 2000:


                                                                              DECEMBER 31, 2000
                                                       -----------------------------------------------------------------
                                                           AMORTIZED          GROSS UNREALIZED              FAIR
                                                                            --------------------------
                                                             COST           GAINS          LOSSES           VALUE
------------------------------------------------------------------------------------------------------------------------
   U.S. Corporate                                         $ 255,707       $ 10,817      $   6,609        $  259,915
------------------------------------------------------------------------------------------------------------------------
   Mortgage-backed                                           94,446          1,758            358            95,846
------------------------------------------------------------------------------------------------------------------------
   U.S. Treasury securities and obligations
     of U.S. government agencies                             63,765          4,954             50            68,669
   Foreign                                                   16,632            291             99            16,824
   Asset backed                                              41,723            315          3,537            38,501
------------------------------------------------------------------------------------------------------------------------
   Total bonds                                            $ 472,273       $ 18,135      $  10,653        $  479,755
------------------------------------------------------------------------------------------------------------------------
   Preferred stocks                                         $    70        $    10        $     -          $     80
------------------------------------------------------------------------------------------------------------------------
   Common stocks                                          $   1,050        $     -       $    577          $    473
------------------------------------------------------------------------------------------------------------------------



                                    F-II-10

                    ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

3.  INVESTMENTS (CONTINUED)

The comparative data as of December 31, 1999 is summarized as follows:


                                                                                DECEMBER 31, 1999
                                                          ----------------------------------------------------------------
                                                          AMORTIZED             GROSS UNREALIZED              FAIR
                                                                           -----------------------------
                                                            COST             GAINS           LOSSES           VALUE
-------------------------------------------------------------------------------------------------------------------------
   U.S. Corporate                                        $   292,892       $  7,649        $   8,603       $ 291,938
-------------------------------------------------------------------------------------------------------------------------
   Mortgage-backed                                          102,157             803            2,465         100,495
   U.S. Treasury securities and obligations
      of U.S. government agencies                            68,397           3,284              314          71,367
   Foreign                                                   15,237              15              603          14,649
   Asset backed                                              43,645               9            3,279          40,375
-------------------------------------------------------------------------------------------------------------------------
   Total bonds                                          $   522,328       $  11,760        $  15,264       $ 518,824
-------------------------------------------------------------------------------------------------------------------------
   Preferred stocks                                       $      70       $      36         $      -        $    106
-------------------------------------------------------------------------------------------------------------------------
   Common stocks                                         $    1,137       $       -         $    752        $    385


The amortized cost and fair value of bonds at December 31, 2000 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  AMORTIZED             FAIR
                                                    COST               VALUE
------------------------------------------------------------------------------
Due in one year or less                         $   29,705         $   30,309
Due after one year through five years              138,482            140,202
Due after five years through ten years              73,877             76,930
Due after ten years                                 94,040             97,967
Mortgage-backed securities                          94,446             95,846
Asset backed                                        41,723             38,501
------------------------------------------------------------------------------
     Total                                      $  472,273         $  479,755
------------------------------------------------------------------------------

At December 31, 2000, the Company had bonds with a book value of $6,855 and a fair value of $7,700 on deposit with various State Insurance Departments.

Sales of bond investments in 2000 and 1999 resulted in proceeds of $109,950 and $294,291, respectively. Gains of $453 and $1,489 and losses of $793 and $3,316 were realized on those sales in 2000 and 1999, respectively.

The Company's bond investment portfolio is predominantly comprised of investment grade securities. At December 31, 2000 and 1999, approximately $29,295 and $40,760, respectively, in bonds (6.0% and 7.7%, respectively, of the total bond portfolio) are considered "below investment grade". Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC. During 2000 and 1999, the Company recorded other than temporary write downs on bonds of $6,363 and $6,759, respectively.



                                    F-II-11

                    ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

4.  RELATED PARTY TRANSACTIONS

Since the Company has no employees, affiliates (primarily Acacia Life and Ameritas and its subsidiaries) provide technical, financial, legal, marketing and investment advisory support to the Company under various administrative service agreements. The cost of these services to the Company for the years ended December 31, 2000 and 1999 was $12,470 and $15,929, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under these agreements, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners (see footnote 5).

The assets of the defined contribution plan under Internal Revenue Code Section 401(k) for the employees of Acacia Life include an investment in a deposit administration contract with the Company of $18,305 at December 31, 1999. During 2000, these funds were withdrawn from the Company and deposited with Ameritas.

The Company's Variable Universal Life and Variable Annuity products are distributed through TAG. Policies placed by this affiliate generated commission expense of $6,032 and $4,402 for the years ended December 31, 2000 and 1999, respectively.

5.  REINSURANCE

The Company reinsures all life insurance risks over its retention limit of ten thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows:

                                                 2000               1999
                                             ----------------    -------------
Premiums ceded:
      Acacia Life                                $  18,079           $  4,634
      Others                                         1,726                684
                                             --------------     --------------
Total premium ceded                              $  19,805           $  5,318
                                             ==============     ==============

Death benefits reimbursed:
      Acacia Life                                 $  4,429           $  3,186
      Others                                           249              1,082
                                             --------------     --------------
Total benefits reimbursed                         $  4,678           $  4,268
                                             ==============      ==============

Life and annuity reserves ceded:
      Acacia Life                                 $  2,828           $  2,501
      Others                                           523                497
                                             --------------     --------------
Total life and annuity reserves ceded             $  3,351           $  2,998
                                             ==============     ==============

In 1999, reinsurance premiums were recorded net of commission and expense allowances. In 2000, the commission and expense allowances are recorded in miscellaneous income and total $13,808.



                                    F-II-12

                    ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

5.  REINSURANCE (CONTINUED)

ASSUMPTION REINSURANCE AGREEMENT

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Approximately $405 and $382 of goodwill was amortized through operations during 2000 and 1999. At December 31, 2000 and 1999, the balance of goodwill treated as a non-admitted asset was $2,191 and $2,596, respectively.


6.  SEPARATE ACCOUNTS

The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account I (Account I) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account II (Account II) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account I and II's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                     DECEMBER 31
                                             --------------------------------
                                                  2000               1999
-----------------------------------------------------------------------------
Separate Account I                               $ 61,824           $ 50,119
Separate Account II                               108,758             90,519
-----------------------------------------------------------------------------
                                                $ 170,582          $ 140,638
-----------------------------------------------------------------------------

Included as investment options in the variable accounts are funds which are managed by an affiliate, Calvert. Separate account assets in these funds totaled $24,506 and $13,710 at December 31, 2000 and 1999, respectively.


7.  DIVIDEND LIMITATION

The Company is subject to regulation by the insurance departments of the states in which it operates, primarily its state of domicile, Virginia. Insurance department regulations in these states restrict the advance of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval.


8.  COMMITMENTS AND CONTINGENCIES

INVESTMENT
Commitments were outstanding for investments to be purchased in subsequent years totaling $1,064 and $80 as of December 31, 2000 and 1999, respectively. These commitments have been made in the normal course of investment operations and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of those instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.



                                    F-II-13

                    ACACIA NATIONAL LIFE INSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                                 (IN THOUSANDS)

8.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

STATE LIFE AND HEALTH GUARANTY FUNDS
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessment each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company has estimated its costs related to past insolvencies and has provided a reserve included in other liabilities of $377 and $540 as of December 31, 2000 and 1999, respectively. The Company has estimated its recoveries from premium tax credits to be $112 and $0 as of December 31, 2000 and 1999, respectively.

LITIGATION
From time to time, the Company is subject to litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.

9.  SUBSEQUENT EVENT

On March 29, 2001, the Board of Directors authorized the Company's management to
take  the  necessary   actions  to  change  the  Company's   domicile  from  the
Commonwealth of Virginia to the District of Columbia.

                                    F-II-14